UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 653 )

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005—October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

10|31|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income
Fund

10| 31| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	63
About the Trustees	64
Officers	68

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Income Fund: seeking high current income
across a broad range of fixed-income securities

Over Putnam Income Fund’s 50-year history, the bond landscape has undergone a dramatic transformation. One-third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage-and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Trustees of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the team managing your fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team identifies compelling opportunities within its area of expertise. Your fund’s management team selects from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income
return sources

Government

Interest-rate levels are a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Securitized

Interest-rate cycles also affect mortgage-and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Allocations and holdings in each sector will vary over time. Due to rounding, percentages may not equal 100%. For more information on current fund holdings, see pages 7 and 24.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of securitized, credit, and government debt instruments.

2/3

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate bonds, U.S. government and agency bonds, and securitized debt.

Highlights

• For the year ended October 31, 2006, Putnam Income Fund’s class A shares had a total return of 4.53% without sales charges.

• The fund’s benchmark, the Lehman Aggregate Bond Index, returned 5.19% .

• The average return for the fund’s Lipper category, Corporate Debt Funds A Rated, was 4.57% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 10/31/06

Since the fund’s inception (11/1/54), average annual return is 7.96% at NAV and 7.87% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.94%	4.54%	61.95%	55.96%

5 years	4.12	3.33	22.36	17.78

3 years	3.74	2.43	11.65	7.48

1 year	4.53	0.65	4.53	0.65

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Prompted by a slowing economy, a pause in the Fed’s program of interest-rate increases, and several other factors, the U.S. investment-grade bond market rallied modestly toward the end of your fund’s 2006 fiscal year. The rally helped boost returns that had suffered from a negative environment throughout much of the period. Your fund’s performance at net asset value (NAV, or without sales charges) was in line with the average for the fund’s Lipper category, but slightly behind the return of its benchmark. We attribute the underperformance relative to the benchmark to an underweight position in corporate bonds as well as in dollar-based emerging-market debt. Performance benefited from a defensive, or short, duration strategy amid rising interest rates. The fund’s strategy in the securitized sector also contributed positively to returns.

Market overview

Following a series of 17 increases in the federal funds rate —including six that occurred during the fund’s fiscal year just ended — the Fed suspended its credit-tightening program in August, opting to hold the benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate increases are possible but will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

Reflecting the Fed’s activity, yields on shorter-term bonds rose dramatically during the fiscal year, while yields on intermediate- and long-term bonds declined modestly, leading to a convergence of shorter- and longer-term rates. As rates converged, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

A generally robust economy, coupled with robust demand, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. The superior performance of

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/06.

Bonds

Lehman Aggregate Bond Index
(broad bond market)	5.19%

Lehman Global Aggregate Bond Index
(international bonds)	5.79%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	4.58%

Lehman GNMA Index
(Government National Mortgage Association bonds)	5.27%

Equities

S&P 500 Index
(broad stock market)	16.34%

Russell 2000 Growth Index
(small-company growth stocks)	17.07%

Russell 2000 Value Index
(small-company value stocks)	22.90%

lower-rated bonds was primarily the result of strong demand from buyers searching for higher yields. Non-rated bonds also rallied. Performance of all types of mortgage- and asset-backed debt instruments was also strong, spurred by investors who favored the higher yields these securities offered in comparison to lower-risk instruments such as Treasuries.

Strategy overview

Your fund employs multiple income-generating strategies across the different U.S. fixed-income sectors in pursuit of its objectives. We believe that having diversified return sources contributes to more consistent results over time and enables us to manage risk more effectively than focusing on one sector of the market. Generally, our investment decisions involve the following considerations: duration management, yield curve positioning, sector allocation, and security selection.

In anticipation of continued rising interest rates, we maintained a short duration profile for the fund for much of the period. This strategy generally helped performance, with the exception of slightly limiting participation in the period-end rally. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes.

The impact of the fund’s tactical yield-curve positioning strategy was neutral for the period. Early in the period, we had positioned the portfolio to take advantage of yield-curve flattening. Flattening occurs when yields on short-and longer-term securities converge, as occurred early in the period when short-term rates rose faster than long-term rates. However, based on our conviction that long-term rates would eventually rise, we shifted our strategy to position the fund to benefit from expected yield-curve steepening. This shift initially helped results as long-term rates did rise midway through the period; however, our bias toward steepening detracted slightly from results as the market rallied and longer-term rates fell toward the end of the period.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past two years by limiting exposure to corporate debt and avoiding emerging-market debt. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies. While we expect this strategy to prove rewarding over the long term, it detracted from results during the period, as these sectors outperformed.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* Cash exposure includes various derivative investments.

Your fund’s holdings

Our sector and security selection within the securitized bond sector contributed positively to fund results for the fiscal year. This fast-growing sector is now among the largest within the investment-grade bond universe. The best known securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). MBS pass-throughs are the simplest form of MBS — most Fannie Maes and Ginnie Maes are pass-throughs. With this structure, all principal and interest payments (less a servicing fee) from the pool of mortgages are passed directly to investors each month. Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by payments on car loans and credit card debt, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks and shopping malls.

CMBSs were an area of particular focus as we sought to replace the credit risk of corporate bonds with the more diversified credit exposure this type of security can offer. As securitized bonds, CMBSs typically offer higher income than corporate bonds of comparable credit quality. Another reason we preferred CMBSs to corporates was valuation. The yield spreads on corporate bonds versus Treasuries —one means of evaluating the price of corporates on a relative basis — have been at historically low levels over the past two years. This means that corporates have become quite expensive in comparison to other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds. To the surprise of many market participants, corporate bond prices continued to rise against these odds and your fund’s underweight position (relative to the benchmark) hurt results. Strong performance from CMBS holdings helped to offset this somewhat, as did the performance of select corporate bonds the fund held, particularly shorter-duration Ba-rated corporate bonds within the automotive sector.

Another bright spot within the securitized bond sector was our emphasis on ABSs backed by manufactured housing and home equity loans. With losses and delinquencies at relatively low levels, manufactured housing ABSs were the strongest performers in the sector, and home equity loans were not far behind. ABSs also carry short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise. In addition, the fund’s collateralized mortgage obligations (CMOs) performed well on a relative basis. CMOs can be further divided into interest-only (IO) and principal-only (PO) securities, which separate the interest and principal payments of a bond into separate cash flows. Although these types of securities exhibit much greater

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 10/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

prepayment sensitivity than MBSs, they compensate investors by offering much higher yields. The fund has been combining IOs and POs to create a cash flow that is similar to that of a standard MBS, but which can be obtained at a lower cost.

In terms of sector allocation, our strategic underweights to investment-grade corporates and MBS pass-throughs hindered results. As noted earlier, corporate bonds continued to outperform amid the robust economic environment and strong corporate profits. However, with rate spreads versus Treasuries at historically low levels, we believed the rally in this segment of the market had run its course and considered the downside risk of holding corporates too great. MBS pass-throughs outperformed amid continued strong interest from foreign buyers seeking higher yields without the risks and complexities of other types of securitized debt. The fund’s avoidance of dollar-based emerging-market debt (EMD) also hurt relative performance, as this segment of the market continued to rally. Again, our valuation measures indicated that EMD was overvalued relative to other sectors within our investment universe and, therefore, represented a greater downside risk that we were not comfortable taking.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are skeptical about the prospects for Fed rate cuts in coming months. Instead, we believe there is a substantial risk that the Fed will resume tightening. In our opinion, the current housing slowdown appears no more severe than what we have seen in past cycles, core inflation excluding energy and housing is still high, and several Fed governors have warned that inflationary pressures remain worrisome. Also, the global economy is chugging along at a good clip, keeping up demand pressures on prices. Australia, New Zealand, and Britain are good cautionary tales. In all three countries, housing slowdowns last year spurred investors to believe that central banks were done with tightening — but this proved not to be the case.

Accordingly, we are positioning your fund’s portfolio conservatively and keeping its duration relatively short in order to preserve principal should rates rise. Among sectors, we continue to look less favorably on corporate bonds, both investment grade and high yield. We consider the current fundamentals for corporates to be reasonably sound, but these bonds remain richly priced by our measures and surging new issuance is raising concerns about oversupply.

Nevertheless, given your fund’s flexibility to use multiple income-generating strategies, we believe that the new fiscal year will give rise to additional opportunities across the full range of U.S. investment-grade fixed-income sectors and securities, enabling your fund to continue to pursue its objective.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.96%	7.87%	6.95%	6.95%	7.15%	7.15%	7.50%	7.43%	7.69%	8.02%

10 years	61.95	55.96	50.46	50.46	50.23	50.23	58.42	53.37	58.31	66.31
Annual average	4.94	4.54	4.17	4.17	4.15	4.15	4.71	4.37	4.70	5.22

5 years	22.36	17.78	17.95	15.95	17.96	17.96	21.00	17.12	21.06	23.93
Annual average	4.12	3.33	3.36	3.00	3.36	3.36	3.89	3.21	3.90	4.38

3 years	11.65	7.48	9.20	6.20	9.21	9.21	10.94	7.37	11.02	12.67
Annual average	3.74	2.43	2.98	2.03	2.98	2.98	3.52	2.40	3.55	4.06

1 year	4.53	0.65	3.92	–1.08	3.92	2.92	4.38	1.04	4.50	4.89

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 10/31/96 to 10/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,046 and $15,023, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,337 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,831 and $16,631, respectively.

Comparative index returns For periods ended 10/31/06

		Lipper Corporate
	Lehman Aggregate	Debt Funds A Rated
	Bond Index	category average†

Annual average
(life of fund)	—*	—*

10 years	83.48%	73.06%
Annual average	6.26	5.62

5 years	24.70	23.52
Annual average	4.51	4.30

3 years	12.27	11.49
Annual average	3.93	3.68

1 year	5.19	4.57

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark and the Lipper category were not in existence at the time of the fund's inception.

The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

† Over the 1-, 3-, 5-, and 10-year periods ended 10/31/06, there were 172, 150, 114, and 62 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.286		$0.235	$0.236	$0.273		$0.274	$0.301

Capital gains	—		—	—	—		—	—

Total	$0.286		$0.235	$0.236	$0.273		$0.274	$0.301

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/05	$6.73	$6.99	$6.68	$6.70	$6.66	$6.88	$6.72	$6.77

10/31/06	6.74	7.00	6.70	6.72	6.67	6.89	6.74	6.79

Current yield (end of period)

Current dividend rate[1]	4.63%	4.46%	3.94%	3.93%	4.50%	4.35%	4.45%	4.77%

Current 30-day SEC yield[2,3]
(with expense limitation)	4.82	4.64	4.06	4.06	4.56	4.41	4.56	5.06

Current 30-day SEC yield[3]
(without expense limitation)	4.76	4.58	4.01	4.01	4.50	4.36	4.51	5.01

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.96%	7.88%	6.95%	6.95%	7.15%	7.15%	7.50%	7.43%	7.69%	8.02%

10 years	64.76	58.56	52.85	52.85	52.64	52.64	60.93	55.72	60.81	68.96
Annual average	5.12	4.72	4.33	4.33	4.32	4.32	4.87	4.53	4.87	5.38

5 years	23.74	19.06	18.93	16.92	18.94	18.94	22.00	18.05	22.26	25.13
Annual average	4.35	3.55	3.53	3.18	3.53	3.53	4.06	3.37	4.10	4.59

3 years	10.22	6.14	7.63	4.65	7.64	7.64	9.33	5.70	9.43	11.07
Annual average	3.30	2.01	2.48	1.53	2.48	2.48	3.02	1.87	3.05	3.56

1 year	3.25	–0.55	2.33	–2.61	2.34	1.35	2.93	–0.47	2.92	3.46

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.94	$ 8.79	$ 8.79	$ 6.23	$ 6.23	$ 3.66

Ending value (after expenses)	$1,042.70	$1,038.80	$1,038.90	$1,042.20	$1,041.80	$1,043.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.89	$ 8.69	$ 8.69	$ 6.16	$ 6.16	$ 3.62

Ending value (after expenses)	$1,020.37	$1,016.59	$1,016.59	$1,019.11	$1,019.11	$1,021.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	0.96%	1.71%	1.71%	1.21%	1.21%	0.71%

Average annualized expense ratio for Lipper peer group†	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002
Putnam Income Fund	239%*	300%*	441%	251%†	268%†

Lipper Corporate Debt Funds A Rated category average	138%	152%	163%	166%	166%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader of the fund. Rob Bloemker, Kevin Murphy, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 232,000	$ 92,000,000

Putnam employees	$3,047,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,200,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Utilities Growth and Income Fund.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of Boston.

Kevin Cronin, Rob Bloemker, Kevin Murphy, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•
Chief Technology Officer	2005							•

Joshua Brooks	2006							•
Deputy Head of Investments	2005							•

William Connolly	2006							•
Head of Retail Management	2005							•

Kevin Cronin	2006							•
Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•
President and CEO	2005							•

Amrit Kanwal	2006						•
Chief Financial Officer	2005						•

Steven Krichmar	2006						•
Chief of Operations	2005							•

Francis McNamara, III	2006							•
General Counsel	2005							•

Jeffrey Peters	2006							•
Head of International Business	N/A

Richard Robie, III	2006						•
Chief Administrative Officer	2005						•

Edward Shadek	2006							•
Deputy Head of Investments	2005							•

Sandra Whiston	2006						•
Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

41st	44th	53rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 180, 153, and 114 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-, five- and ten-year periods ended September 30, 2006, were 33%, 56%, and 84%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 56 out of 170, 60 out of 108, and 52 out of 61 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund including the fund’s portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 7, 2006

The fund’s portfolio 10/31/06

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (43.9%)*
	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National
Mortgage Association
Graduated Payment
Mortgages
11s, with due dates from
March 15, 2010 to
August 15, 2010	$8,057	$8,669
Government National
Mortgage Association
Pass-Through
Certificates
7 1/2s, TBA, November 1, 2036	1,350,000	1,404,844
7s, with due dates from
April 15, 2026 to
December 15, 2031	869,524	908,679
6 1/2s, TBA, November 1, 2036	2,450,000	2,508,188
4 1/2s, TBA, November 1, 2036	3,500,000	3,298,750
		8,129,130

U.S. Government Agency Mortgage Obligations (43.6%)
Federal Home Loan
Mortgage Corporation
Pass-Through
Certificates
7 1/2s, with due dates from
December 1, 2029	37,048	38,579
7 1/2s, TBA, November 1, 2036	2,200,000	2,278,375
7s, January 1, 2015	39,119	40,622
6s, with due dates from
June 1, 2020 to June 1, 2034	63,519,644	64,470,224
6s, with due dates from
December 1, 2013 to
September 1, 2018	2,400,239	2,436,967
6s, TBA, November 1, 2021	12,300,000	12,476,813
5 1/2s, with due dates from
December 1, 2034 to July 1, 2035	2,925,380	2,899,730
5 1/2s, April 1, 2020	247,558	247,964
5 1/2s, TBA, November 1, 2036	61,000,000	60,342,347
Federal National Mortgage
Association Graduated Payment
Mortgages 8s, December 1, 2008	77,711	78,506
Federal National
Mortgage Association
Pass-Through
Certificates
11s, October 1, 2015	12,903	13,936
9s, with due dates from
January 1, 2027 to July 1, 2032	361,804	394,281
8s, with due dates from
January 1, 2025 to July 1, 2033	1,449,237	1,519,946
7 1/2s, with due dates from
September 1, 2022 to July 1, 2033	923,502	957,216
7 1/2s, TBA, November 1, 2036	2,150,000	2,222,563
7s, with due dates from
August 1, 2021 to
December 1, 2035	5,201,500	5,362,592

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (43.9%)* continued
	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National
Mortgage Association
Pass-Through
Certificates
7s, with due dates from
June 1, 2007 to
September 1, 2017	$1,065,337	$1,100,280
6 1/2s, October 1, 2034	44,021	44,902
6 1/2s, with due dates from
September 1, 2010 to
February 1, 2019	195,827	199,864
6 1/2s, TBA, November 1, 2036	2,750,000	2,802,207
6s, with due dates from
June 1, 2021 to June 1, 2036	171,361,941	174,090,941
6s, with due dates from
October 1, 2008 to May 1, 2021	120,510,434	122,446,474
5 1/2s, with due dates from
April 1, 2036 to August 1, 2036	14,368,300	14,199,920
5 1/2s, with due dates from
November 1, 2011 to
February 1, 2021	1,934,439	1,939,126
5 1/2s, TBA, December 1, 2036	107,300,000	105,992,281
5 1/2s, TBA, November 1, 2036	410,900,000	406,052,654
5s, with due dates from
January 1, 2034 to June 1, 2036	76,375,227	73,819,566
5s, with due dates from
June 1, 2019 to April 1, 2021	62,539	61,660
4 1/2s, with due dates from
September 1, 2020 to
September 1, 2035	1,844,008	1,762,046
4 1/2s, TBA, November 1, 2036	9,450,000	8,866,757
4 1/2s, TBA, November 1, 2021	17,000,000	16,447,500
4s, with due dates from
May 1, 2019 to August 1, 2020	935,656	888,366
		1,086,495,205

Total U.S. government and agency mortgage obligations
(cost $1,089,843,377)		$ 1,094,624,335

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.0%)*
	Principal amount	Value

Fannie Mae
7 1/8s, January 15, 2030	$270,000	$343,266
6 5/8s, September 15, 2009	2,300,000	2,407,513
6 1/8s, March 15, 2012	2,300,000	2,432,714
Federal Home Loan Bank 5 1/2s,
January 28, 2008	18,600,000	18,679,844

Total U.S. government agency obligations
(cost $23,788,968)		$23,863,337

U.S. TREASURY OBLIGATIONS (0.5%)*

	Principal amount	Value

U.S. Treasury Bonds
8 7/8s, February 15, 2019	$3,610,000	$4,991,389
8 3/4s, May 15, 2020	990,000	1,379,967
U.S. Treasury Notes
4 1/4s, November 15, 2013	2,085,000	2,043,952
3 1/4s, August 15, 2008	3,934,000	3,835,957

Total U.S. treasury obligations (cost $12,242,881)		$12,251,265

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)*

	Principal amount	Value

AMP CMBS 144A FRB Ser. 06-1A,
Class A, 6.14s, 2047
(Cayman Islands)	$2,520,000	$2,520,000
Amresco Commercial
Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029	1,377,000	1,378,392
Ser. 97-C1, Class H, 7s, 2029	815,000	819,450
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.01s, 2029	2,347,000	2,458,423
FRB Ser. 97-D5, Class A5,
7.163s, 2043	300,000	325,678
Banc of America Commercial
Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	4,180,000	4,276,431
Ser. 06-5, Class A4, 5.414s, 2047	4,948,000	4,983,051
Ser. 04-3, Class A5, 5.303s, 2039	5,560,000	5,611,263
FRB Ser. 05-1, Class A5,
4.981s, 2042	163,000	162,220
Ser. 06-1, Class XC, Interest Only
(IO), 0.042s, 2045	113,345,044	827,007
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	885,474
Ser. 02-PB2, Class XC, IO,
0.216s, 2035	54,741,265	1,062,750
Ser. 05-1, Class XW, IO,
0.104s, 2042	225,555,011	999,543
Ser. 05-4, Class XC, IO,
0.051s, 2045	105,208,631	763,741
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
6.27s, 2018	443,000	445,499
FRB Ser. 04-BBA4, Class G,
6.02s, 2018	595,000	596,668
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1,
8.32s, 2014	552,000	552,000
FRB Ser. 02-FL2A, Class K1,
7.82s, 2014	190,000	189,747
FRB Ser. 05-MIB1, Class K,
7.32s, 2022	669,000	664,165

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Banc of America Large Loan 144A
FRB Ser. 05-ESHA, Class K,
7.12s, 2020	$2,099,000	$2,105,769
FRB Ser. 06-LAQ, Class M,
6.97s, 2021	1,535,000	1,539,533
FRB Ser. 06-LAQ, Class L,
6.87s, 2021	1,279,000	1,284,683
FRB Ser. 05-MIB1, Class J,
6.37s, 2022	1,805,000	1,814,977
FRB Ser. 05-ESHA, Class G,
6.2s, 2020	1,050,000	1,052,045
Ser. 06-LAQ, Class X1, IO,
0.675s, 2021	58,458,486	331,172
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015	6,303,219	96
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	2,260,694	2,272,466
Bayview Commercial
Asset Trust 144A
FRB Ser. 05-1A, Class A1,
5.62s, 2035	2,192,017	2,198,155
Ser. 04-2, IO, 1.72s, 2034	7,832,231	572,120
Ser. 04-3, IO, 1.6s, 2035	7,999,921	603,432
Ser. 06-2A, IO, 0.879s, 2036	3,982,349	364,995
Ser. 05-3A, IO, 0.775s, 2035	23,316,372	1,914,658
Ser. 05-1A, IO, 0.775s, 2035	9,147,813	701,451
Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 05-PWR9,
Class X1, IO, 0.072s, 2042	51,989,758	521,928
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J,
6.97s, 2018	2,313,000	2,313,000
FRB Ser. 05-LXR1, Class H,
6.52s, 2018	1,285,000	1,285,000
FRB Ser. 05-LXR1, Class G,
6.27s, 2018	1,285,000	1,285,000
Ser. 06-BBA7, Class X1A, IO,
1.708s, 2019	27,120,000	460,636
Ser. 05-LXR1, Class X1, IO,
0.792s, 2018	125,053,256	441,463
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	111,174,979	521,133
Bear Stearns Commercial Mortgage
Securitization Corp.
Ser. 00-WF2, Class F, 8.195s, 2032	619,000	693,695
Ser. 04-PR3I, Class X1, IO,
0.064s, 2041	21,111,667	456,223
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	736,000	783,954
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	6,078,305
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,584,846
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	1,893,183

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Citigroup Commercial Mortgage
Trust 144A Ser. 05-C3, Class XC,
IO, 0.067s, 2043	$145,827,504	$1,543,721
Citigroup/Deutsche Bank
Commercial Mortgage Trust 144A
Ser. 06-CD2, Class X, IO,
0.087s, 2046	105,380,244	617,423
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030	7,083,000	7,099,302
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	2,605,530	2,698,758
Commercial Mortgage Pass-Through
Certificates Ser. 04-LB2A,
Class A4, 4.715s, 2039	35,237,000	33,926,902
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F,
5.82s, 2034	1,960,000	1,980,110
Ser. 06-CN2A, Class H,
5.57s, 2019	1,271,000	1,266,632
Ser. 06-CN2A, Class J,
5.57s, 2019	1,017,000	1,009,770
Ser. 03-LB1A, Class X1, IO,
0.297s, 2038	12,728,210	531,008
Ser. 05-LP5, Class XC, IO,
0.054s, 2043	77,145,667	822,681
Ser. 05-C6, Class XC, IO,
0.043s, 2044	86,339,544	586,850
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1,
4.921s, 2034	806,210	802,079
Ser. 06-OA10, Class XBI, IO,
1.813s, 2046	9,497,608	442,232
Ser. 05-24, Class 1AX, IO,
1.221s, 2035	15,662,409	294,641
Ser. 05-24, Class IIAX, IO,
1.201s, 2035	19,565,234	591,731
IFB Ser. 06-20CB, Class A14, IO,
zero %, 2036	1,284,166	4,013
IFB Ser. 06-19CB, Class A2, IO,
zero %, 2036	1,662,329	4,286
IFB Ser. 06-14CB, Class A9, IO,
zero %, 2036	2,420,766	13,617
IFB Ser. 06-6CB, Class 1A3, IO,
zero %, 2036	29,040,345	70,332
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
1.411s, 2035	20,175,226	472,100
Ser. 05-2, Class 2X, IO,
1.16s, 2035	22,397,235	545,933
Credit Suisse Mortgage Capital
Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	8,124,000	8,205,931
Credit Suisse Mortgage Capital
Certificates 144A Ser. 06-C3,
Class AX, IO, 0.025s, 2038	430,650,957	538,314

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class D,
6.13s, 2017	$308,000	$307,998
FRB Ser. 06-A, Class C,
5.93s, 2017	913,000	912,996
Criimi Mae Commercial Mortgage
Trust 144A Ser. 98-C1, Class B,
7s, 2033	7,975,000	7,980,583
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	3,575,000	3,547,209
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,193,000	1,315,397
Ser. 04-C2, Class A2,
5.416s, 2036	6,060,000	6,102,420
FRB Ser. 04-C3, Class A5,
5.113s, 2036	59,000	58,314
Ser. 05-C4, Class A5,
5.104s, 2038	21,019,000	20,725,680
Ser. 04-C3, Class A3,
4.302s, 2036	127,000	124,350
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J,
6.27s, 2020	647,000	646,995
FRB Ser. 04-TF2A, Class J,
6.27s, 2016	414,000	413,815
FRB Ser. 05-TFLA, Class H,
6.07s, 2020	391,000	390,998
FRB Ser. 04-TF2A, Class H,
6.02s, 2019	825,000	825,240
Ser. 01-CK1, Class AY, IO,
0.783s, 2035	83,484,000	2,165,366
Ser. 03-C3, Class AX, IO,
0.426s, 2038	95,405,867	3,964,054
Ser. 02-CP3, Class AX, IO,
0.403s, 2035	25,248,945	1,025,483
Ser. 05-C2, Class AX, IO,
0.078s, 2037	85,425,180	1,321,442
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.842s, 2031	962,885	14,649
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B,
7.62s, 2033	2,945,000	3,144,236
Ser. 99-CG2, Class B3,
6.1s, 2032	2,455,000	2,465,789
Ser. 99-CG2, Class B4,
DLJ Commercial Mortgage Corp.
6.1s, 2032	3,434,000	3,443,005
Ser. 98-CF2, Class B3,
6.04s, 2031	1,075,367	1,093,469
DLJ Mortgage Acceptance
Corp. 144A Ser. 97-CF1,
Class A3, 7.76s, 2030	1,170,000	1,171,403

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-70, Class BS,
14.69s, 2036	$640,621	$761,079
Ser. 03-W6, Class PT1,
9.852s, 2042	904,395	966,108
Ser. 04-T3, Class PT1,
9.552s, 2044	586,962	666,847
Ser. 02-T12, Class A4,
9 1/2s, 2042	330,096	349,572
Ser. 02-T4, Class A4,
9 1/2s, 2041	546,361	577,941
Ser. 02-T6, Class A3,
9 1/2s, 2041	662,508	691,791
Ser. 02-T1, Class A4,
9 1/2s, 2031	70,087	74,142
IFB Ser. 06-62, Class PS,
7.98s, 2036	1,316,467	1,471,049
IFB Ser. 05-37, Class SU,
7.92s, 2035	3,819,609	4,169,989
IFB Ser. 06-76, Class QB,
7.68s, 2036	2,536,916	2,812,479
IFB Ser. 06-48, Class TQ,
7.68s, 2036	4,033,841	4,369,819
Ser. 02-26, Class A2,
7 1/2s, 2048	2,887,278	3,021,335
Ser. 05-W3, Class 1A,
7 1/2s, 2045	3,261,356	3,442,411
Ser. 05-W1, Class 1A4,
7 1/2s, 2044	3,594,727	3,781,179
Ser. 04-W12, Class 1A4,
7 1/2s, 2044	2,188,425	2,302,557
Ser. 04-W14, Class 2A,
7 1/2s, 2044	470,023	494,350
Ser. 04-W8, Class 3A,
7 1/2s, 2044	4,343,292	4,572,278
Ser. 04-W2, Class 5A,
7 1/2s, 2044	5,714,440	6,012,739
Ser. 04-T3, Class 1A4,
7 1/2s, 2044	871,408	916,414
Ser. 04-W9, Class 2A3,
7 1/2s, 2044	1,522,665	1,600,165
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	1,271,115	1,336,769
Ser. 03-W1, Class 2A,
7 1/2s, 2042	573,606	599,231
Ser. 03-W4, Class 4A,
7 1/2s, 2042	399,952	417,965
Ser. 02-T18, Class A4,
7 1/2s, 2042	1,773,577	1,859,011
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	3,420,116	3,584,038
Ser. 02-T16, Class A3,
7 1/2s, 2042	4,774,679	5,002,477
Ser. 02-T19, Class A3,
7 1/2s, 2042	5,527,819	5,793,476
Ser. 03-W2, Class 1A3,
7 1/2s, 2042	1,527,540	1,601,264

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-W6, Class 2A,
7 1/2s, 2042	$3,023,455	$3,162,784
Ser. 02-T12, Class A3,
7 1/2s, 2042	473,098	493,821
Ser. 02-W4, Class A5,
7 1/2s, 2042	6,340,559	6,631,889
Ser. 02-W1, Class 2A,
7 1/2s, 2042	2,891,004	3,011,016
Ser. 02-14, Class A2,
7 1/2s, 2042	483,072	504,831
Ser. 01-T10, Class A2,
7 1/2s, 2041	3,002,807	3,130,859
Ser. 02-T4, Class A3,
7 1/2s, 2041	195,354	203,761
Ser. 02-T6, Class A2,
7 1/2s, 2041	7,050,221	7,341,771
Ser. 01-T12, Class A2,
7 1/2s, 2041	2,853,400	2,974,674
Ser. 01-T8, Class A1,
7 1/2s, 2041	796,122	828,238
Ser. 01-T7, Class A1,
7 1/2s, 2041	6,280,727	6,528,563
Ser. 01-T3, Class A1,
7 1/2s, 2040	582,956	606,793
Ser. 01-T1, Class A1,
7 1/2s, 2040	1,037,317	1,081,405
Ser. 99-T2, Class A1,
7 1/2s, 2039	352,968	371,003
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	1,346,581	1,407,083
Ser. 02-T1, Class A3,
7 1/2s, 2031	509,834	532,653
Ser. 00-T6, Class A1,
7 1/2s, 2030	2,209,923	2,307,584
Ser. 01-T5, Class A3,
7 1/2s, 2030	64,672	67,399
Ser. 02-W7, Class A5,
7 1/2s, 2029	1,781,024	1,864,369
Ser. 01-T4, Class A1,
7 1/2s, 2028	6,611,333	6,971,227
Ser. 02-W3, Class A5,
7 1/2s, 2028	1,408,507	1,471,951
IFB Ser. 06-63, Class SP,
7.38s, 2036	2,756,453	3,038,915
IFB Ser. 06-60, Class TK,
7.32s, 2036	1,193,746	1,262,149
Ser. 02-26, Class A1, 7s, 2048	1,784,863	1,844,192
Ser. 04-T3, Class 1A3, 7s, 2044	1,830,081	1,900,872
Ser. 04-T2, Class 1A3, 7s, 2043	1,421,092	1,476,234
Ser. 03-W3, Class 1A2, 7s, 2042	840,921	870,661
Ser. 02-T16, Class A2, 7s, 2042	1,819,575	1,883,749
Ser. 02-14, Class A1, 7s, 2042	489,884	505,563
Ser. 01-W3, Class A, 7s, 2041	658,478	680,741
Ser. 05-W4, Class 1A3, 7s, 2035	2,519,433	2,615,675
Ser. 04-W1, Class 2A2, 7s, 2033	4,986,540	5,177,146
IFB Ser. 06-104, Class ES,
6.8s, 2036	2,888,000	3,103,829

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-104, Class CS,
5.74s, 2036	$2,697,000	$2,771,729
IFB Ser. 05-74, Class SK,
5 1/2s, 2035	3,957,046	4,019,563
IFB Ser. 05-74, Class CS,
5.39s, 2035	2,383,122	2,410,545
IFB Ser. 05-74, Class CP,
5.243s, 2035	2,091,008	2,141,489
IFB Ser. 05-76, Class SA,
5.243s, 2034	2,963,656	2,985,947
IFB Ser. 05-57, Class CD,
5.175s, 2035	1,922,591	1,949,284
IFB Ser. 06-8, Class PK,
5.12s, 2036	3,908,448	3,912,682
IFB Ser. 06-27, Class SP,
5.06s, 2036	2,816,000	2,871,904
IFB Ser. 06-8, Class HP,
5.06s, 2036	3,444,354	3,489,726
IFB Ser. 06-8, Class WK,
5.06s, 2036	5,292,421	5,310,311
IFB Ser. 05-106, Class US,
5.06s, 2035	5,041,157	5,150,935
IFB Ser. 05-99, Class SA,
5.06s, 2035	2,499,134	2,508,826
IFB Ser. 05-114, Class SP,
4.95s, 2036	1,449,770	1,388,155
IFB Ser. 05-45, Class DA,
4.913s, 2035	3,808,375	3,843,426
IFB Ser. 05-74, Class DM,
4.877s, 2035	4,896,194	4,920,223
IFB Ser. 05-45, Class DC,
4.803s, 2035	3,003,450	3,018,088
IFB Ser. 06-60, Class CS,
4.583s, 2036	1,201,771	1,160,268
IFB Ser. 05-57, Class DC,
4.485s, 2034	3,700,876	3,705,874
IFB Ser. 05-45, Class PC,
4.29s, 2034	1,736,708	1,727,747
IFB Ser. 05-95, Class CP,
4.089s, 2035	391,650	387,960
IFB Ser. 05-95, Class OP,
3.923s, 2035	1,286,000	1,203,418
IFB Ser. 05-106, Class JC,
3.628s, 2035	831,361	761,965
IFB Ser. 05-83, Class QP,
3.562s, 2034	807,231	755,321
IFB Ser. 02-36, Class QH, IO,
2.73s, 2029	567,201	4,527
IFB Ser. 06-90, Class SE, IO,
2.48s, 2036	3,515,188	319,388
IFB Ser. 03-66, Class SA, IO,
2.33s, 2033	4,517,970	347,319
Ser. 03-W12, Class 2, IO, 2.234s,
2043	6,588,691	369,033
IFB Ser. 03-48, Class S, IO,
2.23s, 2033	2,013,280	152,884

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W10, Class 1, IO,
1.952s, 2043	$26,076,612	$1,184,854
Ser. 03-W10, Class 3, IO,
1.923s, 2043	10,064,416	470,947
IFB Ser. 05-113, Class AI, IO,
1.91s, 2036	1,163,850	79,475
IFB Ser. 05-113, Class DI, IO,
1.91s, 2036	53,051,514	3,102,201
IFB Ser. 04-24, Class CS, IO,
1.83s, 2034	6,030,838	423,365
IFB Ser. 03-122, Class SA, IO,
1.78s, 2028	8,297,984	400,738
IFB Ser. 03-122, Class SJ, IO,
1.78s, 2028	8,667,522	425,241
IFB Ser. 06-60, Class DI, IO,
1 3/4s, 2035	3,489,953	182,247
IFB Ser. 04-60, Class SW, IO,
1.73s, 2034	11,081,994	766,946
IFB Ser. 05-65, Class KI, IO,
1.68s, 2035	25,396,636	1,307,520
Ser. 03-W8, Class 12, IO,
1.639s, 2042	46,433,519	1,982,717
IFB Ser. 05-42, Class SA, IO,
1.48s, 2035	9,184,365	501,605
Ser. 03-W3, Class 2IO2, IO,
1.456s, 2042	564,093	19
IFB Ser. 05-73, Class SI, IO,
1.43s, 2035	2,401,173	132,817
IFB Ser. 05-17, Class ES, IO,
1.43s, 2035	4,856,062	313,217
IFB Ser. 05-17, Class SY, IO,
1.43s, 2035	2,251,535	143,186
IFB Ser. 05-82, Class SY, IO,
1.41s, 2035	10,971,361	550,172
IFB Ser. 05-45, Class SR, IO,
1.4s, 2035	14,665,885	747,426
IFB Ser. 05-95, Class CI, IO,
1.38s, 2035	5,166,291	326,567
IFB Ser. 05-84, Class SG, IO,
1.38s, 2035	9,184,138	543,237
IFB Ser. 05-69, Class AS, IO,
1.38s, 2035	2,368,238	127,411
IFB Ser. 05-54, Class SA, IO,
1.38s, 2035	10,343,246	504,233
IFB Ser. 05-23, Class SG, IO,
1.38s, 2035	7,324,865	447,549
IFB Ser. 05-29, Class SX, IO,
1.38s, 2035	8,695,361	489,756
IFB Ser. 05-57, Class CI, IO,
1.38s, 2035	6,818,983	358,040
IFB Ser. 05-17, Class SA, IO,
1.38s, 2035	6,569,657	394,720
IFB Ser. 05-17, Class SE, IO,
1.38s, 2035	6,971,640	412,971
IFB Ser. 05-57, Class DI, IO,
1.38s, 2035	14,647,261	744,732

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 04-92, Class S, IO,
1.38s, 2034	$7,380,552	$390,940
IFB Ser. 05-104, Class SI, IO,
1.38s, 2033	12,129,379	704,557
IFB Ser. 05-83, Class QI, IO,
1.37s, 2035	1,339,907	91,329
IFB Ser. 05-92, Class SC, IO,
1.36s, 2035	12,208,534	722,428
IFB Ser. 05-73, Class SD, IO,
1.36s, 2035	6,107,324	395,999
IFB Ser. 05-83, Class SL, IO,
1.35s, 2035	16,487,907	821,065
IFB Ser. 06-20, Class IG, IO,
1.33s, 2036	32,036,160	1,381,775
IFB Ser. 06-104, Class IM, IO,
1.32s, 2036	1,426,000	86,162
IFB Ser. 06-104, Class SY, IO,
1.32s, 2036	3,697,000	159,821
Ser. 03-W6, Class 11, IO,
1.286s, 2035	717,397	52
IFB Ser. 06-44, Class IS, IO,
1.28s, 2036	6,537,742	339,309
IFB Ser. 06-45, Class SM, IO,
1.28s, 2036	7,980,916	350,410
IFB Ser. 06-104, Class CI, IO,
1.276s, 2036	1,269,000	77,625
IFB Ser. 06-42, Class IB, IO,
1.27s, 2036	6,581,882	273,745
IFB Ser. 06-20, Class IB, IO,
1.27s, 2036	13,729,783	571,031
IFB Ser. 05-95, Class OI, IO,
1.27s, 2035	756,882	51,915
IFB Ser. 06-92, Class JI, IO,
1.26s, 2036	3,223,941	186,383
IFB Ser. 06-99, Class AS, IO,
1.26s, 2036	4,064,725	202,830
IFB Ser. 06-85, Class TS, IO,
1.24s, 2036	8,184,351	340,073
IFB Ser. 06-61, Class SE, IO,
1.23s, 2036	9,486,176	343,874
IFB Ser. 03-112, Class SA, IO,
1.18s, 2028	4,459,710	135,234
Ser. 03-W17, Class 12, IO,
1.157s, 2033	12,090,975	470,339
Ser. 03-W19, IO, 1.099s, 2033	1,359,977	38,505
Ser. 03-W10, Class 1A, IO,
1.019s, 2043	852,450	12,496
Ser. 03-W10, Class 3A, IO,
1.006s, 2043	1,030,371	17,437
IFB Ser. 05-67, Class BS, IO,
0.83s, 2035	6,046,161	177,757
Ser. 03-T2, Class 2, IO,
0.826s, 2042	75,087,793	1,499,069
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	12,341,243	344,530
IFB Ser. 05-82, Class SI, IO,
0.78s, 2035	19,294,715	599,945

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-87, Class SE, IO,
0.73s, 2035	$35,552,132	$1,089,172
Ser. 03-W3, Class 2IO1, IO,
0.683s, 2042	28,528,773	500,915
IFB Ser. 05-58, Class IK, IO,
0.68s, 2035	5,325,278	233,931
IFB Ser. 04-54, Class SW, IO,
0.68s, 2033	2,791,599	81,372
Ser. 03-18, Class X1, IO,
0.679s, 2042	35,015,311	452,737
Ser. 03-W6, Class 51, IO,
0.677s, 2042	19,835,237	326,836
Ser. 01-T12, Class IO,
0.568s, 2041	34,055,683	435,434
Ser. 03-W2, Class 1, IO,
0.47s, 2042	39,687,558	440,843
Ser. 01-50, Class B1, IO,
0.458s, 2041	4,632,532	42,155
Ser. 02-T4, IO, 0.451s, 2041	19,153,889	187,846
Ser. 03-W3, Class 1, IO,
0.44s, 2042	25,517,099	231,574
Ser. 02-T1, Class IO, IO,
0.427s, 2031	28,778,932	271,345
Ser. 03-W6, Class 3, IO,
0.365s, 2042	26,127,522	233,825
Ser. 03-W6, Class 23, IO,
0.352s, 2042	28,681,241	247,704
Ser. 03-W8, Class 11, IO,
0.03s, 2042	7,518,062	486
Ser. 03-W6, Class 21, IO,
0.004s, 2042	2,788,663	18
Ser. 03-34, Class P1, Principal
Only (PO), zero %, 2043	124,661	86,064
Ser. 06-104, Class EK,
zero %, 2036	749,000	733,312
Ser. 06-84, Class OP, PO,
zero %, 2036	145,014	138,335
Ser. 371, Class 1, PO,
zero %, 2036	2,418,830	2,058,932
Ser. 05-113, Class DO, PO,
zero %, 2036	8,154,471	6,621,385
Ser. 367, Class 1, PO,
zero %, 2036	1,613,336	1,206,712
Ser. 363, Class 1, PO,
zero %, 2035	19,163,072	14,336,595
Ser. 361, Class 1, PO,
zero %, 2035	11,570,308	9,332,286
Ser. 04-38, Class AO, PO,
zero %, 2034	5,622,195	4,088,390
Ser. 342, Class 1, PO,
zero %, 2033	2,539,421	2,003,486
Ser. 02-82, Class TO, PO,
zero %, 2032	1,837,333	1,457,521
Ser. 04-61, Class CO, PO,
zero %, 2031	4,902,000	3,868,168
FRB Ser. 05-117, Class GF,
zero %, 2036	1,183,142	1,096,378

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-65, Class ER,
zero %, 2035	$3,634,979	$3,542,415
FRB Ser. 05-57, Class UL,
zero %, 2035	3,690,300	3,624,855
FRB Ser. 05-36, Class QA,
zero %, 2035	706,416	672,966
FRB Ser. 05-65, Class CU,
zero %, 2034	506,369	611,087
FRB Ser. 05-81, Class DF,
zero %, 2033	488,104	499,849
FRB Ser. 06-1, Class HF,
zero %, 2032	535,830	522,880
Federal Home Loan Mortgage
Corp. Structured Pass-Through
Securities
Ser. T-42, Class A6,
9 1/2s, 2042	346,920	367,388
Ser. T-60, Class 1A3,
7 1/2s, 2044	6,891,508	7,250,332
Ser. T-59, Class 1A3,
7 1/2s, 2043	4,364,104	4,602,278
Ser. T-58, Class 4A,
7 1/2s, 2043	1,851,073	1,939,051
Ser. T-57, Class 1A3,
7 1/2s, 2043	4,921,142	5,158,798
Ser. T-51, Class 2A,
7 1/2s, 2042	1,991,736	2,078,310
Ser. T-42, Class A5,
7 1/2s, 2042	1,289,892	1,346,530
Ser. T-41, Class 3A,
7 1/2s, 2032	4,059,684	4,236,093
Ser. T-60, Class 1A2, 7s, 2044	6,073,841	6,306,664
Ser. T-41, Class 2A, 7s, 2032	148,117	152,706
Ser. T-56, Class A, IO,
0.597s, 2043	16,988,672	224,499
Ser. T-56, Class 3, IO,
0.35s, 2043	17,204,440	192,690
Ser. T-56, Class 1, IO,
0.28s, 2043	21,534,160	167,966
Ser. T-56, Class 2, IO,
0.045s, 2043	19,616,686	51,003
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	6,065,769	6,525,528
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.687s, 2033	40,919,314	2,396,406
First Union-Lehman
Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,833,976
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	1,281,471
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	4,500,000	4,855,725

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3153, Class UK,
7 1/2s, 2036	$2,399,781	$2,746,880
IFB Ser. 3202, Class PS,
7.32s, 2036	1,261,432	1,348,985
IFB Ser. 3182, Class PS,
7.32s, 2032	3,370,930	3,696,970
IFB Ser. 3202, Class HM,
6.65s, 2036	871,956	919,556
IFB Ser. 3081, Class DC,
5.22s, 2035	2,049,093	2,045,784
IFB Ser. 3114, Class GK,
5.12s, 2036	1,351,147	1,356,681
IFB Ser. 2976, Class KL,
4.88s, 2035	3,558,265	3,522,895
IFB Ser. 2990, Class DP,
4.767s, 2034	3,125,966	3,095,619
IFB Ser. 2979, Class AS,
4.767s, 2034	894,683	889,673
IFB Ser. 3065, Class DC,
3.9s, 2035	3,019,643	2,810,559
IFB Ser. 3050, Class SA,
3.575s, 2034	2,195,085	2,007,415
IFB Ser. 2990, Class LB,
3.348s, 2034	3,693,514	3,407,369
IFB Ser. 2990, Class WP,
3.302s, 2035	2,435,792	2,318,139
IFB Ser. 2927, Class SI, IO,
3.18s, 2035	5,568,648	591,814
IFB Ser. 2828, Class GI, IO,
2.18s, 2034	6,205,533	561,628
IFB Ser. 2869, Class SH, IO,
1.98s, 2034	3,116,499	179,590
IFB Ser. 2869, Class JS, IO,
1.93s, 2034	15,071,672	853,805
IFB Ser. 2815, Class PT, IO,
1.73s, 2032	6,119,659	389,852
IFB Ser. 2828, Class TI, IO,
1.73s, 2030	2,936,253	176,762
IFB Ser. 3033, Class SF, IO,
1.48s, 2035	4,297,954	166,546
IFB Ser. 3028, Class ES, IO,
1.43s, 2035	15,149,239	1,068,113
IFB Ser. 2922, Class SE, IO,
1.43s, 2035	8,160,862	408,043
IFB Ser. 3045, Class DI, IO,
1.41s, 2035	17,501,429	766,654
IFB Ser. 3136, Class NS, IO,
1.38s, 2036	9,070,185	539,357
IFB Ser. 3118, Class SD, IO,
1.38s, 2036	13,635,548	567,239
IFB Ser. 3054, Class CS, IO,
1.38s, 2035	3,367,492	153,642
IFB Ser. 3107, Class DC, IO,
1.38s, 2035	15,469,318	1,073,206
IFB Ser. 3129, Class SP, IO,
1.38s, 2035	6,505,078	303,911

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3066, Class SI, IO,
1.38s, 2035	$9,883,205	$670,043
IFB Ser. 2927, Class ES, IO,
1.38s, 2035	4,461,732	212,451
IFB Ser. 2950, Class SM, IO,
1.38s, 2016	6,240,353	337,603
IFB Ser. 3031, Class BI, IO,
1.37s, 2035	2,829,269	201,966
IFB Ser. 3067, Class SI, IO,
1.33s, 2035	11,550,471	801,378
IFB Ser. 2986, Class WS, IO,
1.33s, 2035	3,494,986	101,293
IFB Ser. 2962, Class BS, IO,
1.33s, 2035	18,330,348	872,953
IFB Ser. 3114, Class TS, IO,
1.33s, 2030	36,131,569	1,622,793
IFB Ser. 3128, Class JI, IO,
1.31s, 2036	9,965,608	545,395
IFB Ser. 2990, Class LI, IO,
1.31s, 2034	5,489,647	349,074
IFB Ser. 3229, Class BI, IO,
1.3s, 2036	1,308,000	56,641
IFB Ser. 3065, Class DI, IO,
1.3s, 2035	2,173,304	141,758
IFB Ser. 3145, Class GI, IO,
1.28s, 2036	8,021,664	522,388
IFB Ser. 3114, Class GI, IO,
1.28s, 2036	3,250,357	218,246
IFB Ser. 3174, Class BS, IO,
1.2s, 2036	7,443,081	292,941
IFB Ser. 3152, Class SY, IO,
1.16s, 2036	7,204,946	453,823
IFB Ser. 3081, Class DI, IO,
1.16s, 2035	2,869,181	157,905
IFB Ser. 3199, Class S, IO,
1.13s, 2036	3,960,901	207,638
IFB Ser. 3016, Class SP, IO,
0.79s, 2035	2,867,918	82,900
IFB Ser. 3016, Class SQ, IO,
0.79s, 2035	6,818,153	199,220
IFB Ser. 2957, Class SW, IO,
0.68s, 2035	14,777,005	431,489
IFB Ser. 2815, Class S, IO,
0.68s, 2032	6,561,628	181,478
Ser. 3174, PO, zero %, 2036	547,056	452,949
Ser. 236, PO, zero %, 2036	12,841,533	10,216,232
Ser. 3045, Class DO, PO,
zero %, 2035	1,411,471	1,146,029
Ser. 231, PO, zero %, 2035	99,239,439	74,988,774
Ser. 228, PO, zero %, 2035	21,541,419	16,972,335
Ser. 3130, Class KO, PO,
zero %, 2034	991,062	785,974
FRB Ser. 3213, Class FX,
zero %, 2036	639,808	613,416
FRB Ser. 3048, Class XG,
zero %, 2035	394,281	369,553

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Freddie Mac
FRB Ser. 3022, Class TC,
zero %, 2035	$506,414	$528,333
FRB Ser. 3003, Class XF,
zero %, 2035	3,293,760	3,278,323
FRB Ser. 2986, Class XT,
zero %, 2035	308,095	309,058
FRB Ser. 2958, Class FL,
zero %, 2035	1,357,217	1,247,697
FRB Ser. 3046, Class WF,
zero %, 2035	695,237	673,502
FRB Ser. 3054, Class XF,
zero %, 2034	316,031	311,538
GE Capital Commercial
Mortgage Corp. Ser. 04-C2,
Class A4, 4.893s, 2040	8,506,000	8,261,513
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.06s, 2043	123,990,829	1,050,995
Ser. 05-C3, Class XC, IO,
0.042s, 2045	291,428,964	1,525,339
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F,
7.813s, 2036	488,000	522,644
Ser. 01-C2, Class A1,
6 1/4s, 2034	401,003	406,517
Ser. 04-C2, Class A4,
5.301s, 2038	13,017,000	13,025,201
Ser. 03-C2, Class A2,
5.284s, 2040	7,723,000	7,840,621
Ser. 97-C1, Class X, IO,
1.497s, 2029	17,021,978	488,451
Ser. 05-C1, Class X1, IO,
0.135s, 2043	107,421,119	1,942,818
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G,
6.974s, 2036	2,095,341	2,110,601
Ser. 06-C1, Class XC, IO,
0.039s, 2045	173,116,358	1,183,423
Government National
Mortgage Association
IFB Ser. 06-34, Class SA,
7.62s, 2036	562,481	594,384
IFB Ser. 05-7, Class JM,
5.016s, 2034	3,859,280	3,837,047
IFB Ser. 05-66, Class SP,
3.1s, 2035	1,859,216	1,706,070
IFB Ser. 05-68, Class SN, IO,
1.88s, 2034	9,843,813	552,179
IFB Ser. 04-86, Class SW, IO,
1.43s, 2034	7,454,992	397,120
IFB Ser. 05-65, Class SI, IO,
1.03s, 2035	7,328,505	290,094

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 05-68, Class SI, IO,
0.98s, 2035	$24,765,162	$1,103,078
IFB Ser. 06-14, Class S, IO,
0.93s, 2036	7,350,896	266,126
IFB Ser. 05-51, Class SJ, IO,
0.88s, 2035	7,331,785	307,449
IFB Ser. 05-68, Class S, IO,
0.88s, 2035	14,319,037	584,359
IFB Ser. 05-28, Class SA, IO,
0.88s, 2035	17,815,811	590,616
Ser. 99-31, Class MP, PO,
zero %, 2029	129,768	110,197
Ser. 98-2, Class EA, PO,
zero %, 2028	1,049,204	860,138
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.858s, 2039	18,082,000	831,348
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.036s, 2037	237,289,695	1,065,950
Greenwich Capital Commercial
Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.096s, 2042	107,500,287	1,763,677
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4,
5.56s, 2039	5,341,000	5,442,212
Ser. 04-GG2, Class A6,
5.396s, 2038	5,069,000	5,101,999
Ser. 05-GG4, Class A4,
4.761s, 2039	127,000	122,186
Ser. 05-GG4, Class A4B,
4.732s, 2039	7,685,000	7,329,508
GS Mortgage Securities
Corp. II 144A
FRB Ser. 03-FL6A, Class L,
8.57s, 2015	748,000	752,189
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,633,427
Ser. 03-C1, Class X1, IO,
0.26s, 2040	40,491,974	731,258
Ser. 05-GG4, Class XC, IO,
0.103s, 2039	133,458,162	2,340,731
Ser. 04-C1, Class X1, IO,
0.076s, 2028	46,251,366	368,566
Ser. 06-GG6, Class XC, IO,
0.032s, 2038	147,111,527	511,442
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	1,288,100
Ser. 06-CB16, Class A4,
5.552s, 2045	5,705,000	5,781,675
Ser. 06-CB14, Class A4,
5.481s, 2044	11,600,000	11,696,048
Ser. 06-CB14, Class AM,
5.445s, 2044	5,894,000	5,973,215

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 04-PNC1, Class A4,
5.373s, 2041	$48,000	$48,502
Ser. 05-CB11, Class A4,
5.335s, 2037	8,740,000	8,734,538
Ser. 05-CB12, Class A4,
4.895s, 2037	128,000	124,351
Ser. 04-C3, Class A5,
4.878s, 2042	122,000	118,557
Ser. 05-LDP2, Class AM,
4.78s, 2042	2,030,000	1,954,374
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	299,650,077	280,922
JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 00-C9, Class G,
6 1/4s, 2032	1,515,000	1,549,894
Ser. 04-FL1A, Class X1A, IO,
1.963s, 2019	422,936	1,057
Ser. 03-ML1A, Class X1, IO,
0.322s, 2039	20,573,108	757,026
Ser. 05-LDP2, Class X1, IO,
0.079s, 2042	240,899,167	4,140,454
Ser. 05-CB12, Class X1, IO,
0.073s, 2037	70,493,354	782,036
Ser. 05-LDP1, Class X1, IO,
0.07s, 2046	46,786,585	445,935
Ser. 05-LDP4, Class X1, IO,
0.05s, 2042	140,246,630	1,314,812
Ser. 05-LDP3, Class X1, IO,
0.044s, 2042	172,756,859	1,322,670
Ser. 06-LDP6, Class X1, IO,
0.037s, 2043	95,512,119	522,332
Ser. 06-CB14, Class X1, IO,
0.036s, 2044	58,700,041	284,328
Ser. 05-LDP5, Class X1, IO,
0.033s, 2044	446,932,107	2,164,827
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	950,273
Ser. 99-C1, Class G, 6.41s, 2031	991,777	934,207
Ser. 98-C4, Class G, 5.6s, 2035	784,000	773,766
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	1,288,446
LB-UBS Commercial
Mortgage Trust
Ser. 01-C3, Class A2,
6.365s, 2028	43,000	44,910
Ser. 05-C7, Class AM,
5.263s, 2040	9,607,000	9,536,940
Ser. 04-C7, Class A6,
4.786s, 2029	2,341,000	2,262,611
LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO,
0.126s, 2040	71,210,424	1,545,243
Ser. 05-C2, Class XCL, IO,
0.112s, 2040	235,608,712	2,493,964

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C5, Class XCL, IO,
0.098s, 2020	$106,023,637	$1,534,463
Ser. 05-C7, Class XCL, IO,
0.072s, 2040	158,090,440	1,481,352
Ser. 06-C1, Class XCL, IO,
0.061s, 2041	167,934,783	1,862,799
Lehman Brothers Floating Rate
Commercial Mortgage
Trust 144A
FRB Ser. 03-LLFA, Class L,
9.07s, 2014	2,250,000	2,250,000
FRB Ser. 04-LLFA, Class H,
6.27s, 2017	826,000	827,549
FRB Ser. 05-LLFA, 6.12s, 2018	534,000	532,665
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.83s, 2036	11,723,534	599,766
IFB Ser. 06-5, Class 1A3, IO,
0.08s, 2036	3,187,365	13,509
IFB Ser. 06-4, Class 1A3, IO,
0.08s, 2036	2,510,432	20,451
IFB Ser. 06-3, Class 1A7, IO,
0.08s, 2036	1,611,884	5,219
Merrill Lynch Floating Trust 144A
Ser. 06-1, Class X1A, IO,
zero %, 2022	66,094,000	1,015,144
Merrill Lynch Mortgage
Investors, Inc.
Ser. 98-C3, Class E, 6.917s, 2030	826,000	890,542
Ser. 96-C2, Class JS, IO,
2.26s, 2028	2,342,324	139,075
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	125,000	121,313
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	121,000	116,430
Ser. 05-MCP1, Class XC, IO,
0.065s, 2043	88,349,564	1,197,551
Merrill Lynch Mortgage
Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.148s, 2039	20,032,824	442,131
Ser. 05-LC1, Class X, IO,
0.108s, 2044	48,848,081	465,583
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO,
0.082s, 2039	126,898,000	713,801
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C1, Class X, IO,
7.846s, 2037	4,204,805	1,484,165
Ser. 04-C2, Class X, IO,
6.007s, 2040	1,997,761	656,764
Ser. 05-C3, Class X, IO,
5.158s, 2044	3,721,231	1,175,095

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

	Principal amount	Value

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO,
1.63s, 2043	$13,452,728	$837,321
Ser. 05-HQ6, Class X1, IO,
0.074s, 2042	112,887,091	1,146,510
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A,
4.989s, 2042	5,354,000	5,213,263
Ser. 04-HQ4, Class A7,
4.97s, 2040	2,771,000	2,717,603
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	498,000	507,069
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	1,186,439
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	1,696,797
Ser. 05-HQ5, Class X1, IO,
0.074s, 2042	64,367,297	507,898
Morgan Stanley Dean Witter Capital
I Ser. 00-LIF2, Class A1,
6.96s, 2033	484,208	487,252
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E,
7.094s, 2030	1,389,000	1,426,342
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.79s, 2042
(United Kingdom)	2,413,000	2,412,925
PNC Mortgage
Acceptance Corp. 144A
Ser. 99-CM1, Class B3,
7.1s, 2032	4,971,000	5,188,929
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	303,994
Ser. 00-C2, Class J, 6.22s, 2033	1,499,000	1,535,696
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 8.9s,
2034 (Ireland)	3,491,000	3,499,728
Ser. 04-1A, Class E, 6.65s,
2034 (Ireland)	1,374,000	1,374,000
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	770,000	770,564
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	993,000	875,236
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	673,000	568,948
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	443,000	388,698
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4,
5.418s, 2045	15,955,000	16,081,045
Ser. 05-C17, Class A4,
5.083s, 2042	8,696,000	8,564,169
Ser. 04-C15, Class A4,
4.803s, 2041	4,128,000	3,981,541
Ser. 06-C28, Class XC, IO,
0.418s, 2048	17,825,000	506,765

COLLATERALIZED MORTGAGE OBLIGATIONS (37.2%)* continued

Principal amount		Value

Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
8.62s, 2018	$944,000	$943,141
Ser. 03-C3, Class IOI, IO,
0.315s, 2035	22,601,689	688,134
Ser. 05-C18, Class XC, IO,
0.063s,2042	51,304,703	528,438
Ser. 06-C23, Class XC, IO,
0.046s, 2045	297,041,960	1,853,542
Ser. 06-C26, Class XC, IO,
0.037s, 2045	22,426,293	85,851
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	212,193
Washington Mutual Multi-Family
Mortgage 144A Ser. 01-1,
Class B5, 7.2s, 2031
(Cayman Islands)	1,793,000	1,883,239

Total collateralized mortgage obligations
(cost $934,691,782)		$927,318,755

ASSET-BACKED SECURITIES (16.6%)*

	Principal amount	Value

Aames Mortgage Investment Trust
FRB Ser. 04-1, Class 2A1,
5.66s, 2034	$606,296	$606,640
ABSC NIMS Trust 144A
Ser. 05-HE2, Class A1, 4 1/2s, 2035
(Cayman Islands)	399,969	391,969
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C,
6.37s, 2013	1,939,000	1,961,357
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	101,453	99,899
Ser. 04-6N, Class Note,
4 3/4s, 2035	168,284	165,444
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.73s, 2029	5,278,619	5,298,476
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.82s, 2012	6,943,433	6,944,516
American Home Mortgage
Investment Trust
FRB Ser. 04-3, Class 3A,
3.71s, 2034	2,976,810	2,969,102
FRB Ser. 04-3, Class 2A,
3.59s, 2034	2,076,317	2,066,314
Americredit Automobile Receivables
Trust 144A Ser. 05-1, Class E,
5.82s, 2012	161,662	161,523

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.82s, 2036	$1,245,000	$1,111,589
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	2,075,893
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	1,459,416
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.82s, 2035	587,000	464,227
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 04-HE9, Class A2,
5.69s, 2034	308,910	309,246
FRB Ser. 05-HE1, Class A3,
5.61s, 2035	627,133	627,650
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB
Ser. 06-HE2, Class M11,
7.82s, 2036	336,000	274,250
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1,
6.02s, 2033	1,464,730	1,466,903
Banc of America Alternative Loan
Trust IFB Ser. 06-6, Class CB2,
IO, 0.03s, 2046	4,155,896	6,757
Banc of America Funding Corp. IFB
Ser. 06-4, Class A4, IO,
0.18s, 2036	4,597,476	12,192
Banc of America
Mortgage Securities
Ser. 04-D, Class 2A, IO,
0.45s, 2034	17,869,611	81,022
Ser. 05-E, Class 2, IO,
0.306s, 2035	43,628,000	277,771
IFB Ser. 06-2, Class A4, IO,
0.08s, 2036	3,680,820	23,480
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.35s, 2011	1,390,000	1,408,059
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	534,000	527,932
Bayview Commercial Asset Trust
144A Ser. 06-4A, Class IO, IO,
1.14s, 2036	2,826,651	353,070
Bayview Financial Acquisition Trust
FRB Ser. 03-G, Class A1,
5.92s, 2039	6,300,000	6,304,043
FRB Ser. 03-F, Class A,
5.82s, 2043	2,147,640	2,153,009
FRB Ser. 04-D, Class A,
5.71s, 2044	3,027,188	3,029,088
Ser. 04-D, Class A, IO,
3.938s, 2007	12,970,109	242,697
Ser. 05-B, Class A, IO,
3.595s, 2039	8,093,460	230,975

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.67s, 2038	$1,541,721	$1,553,746
FRB Ser. 03-SSRA, Class A,
6.02s, 2038	1,349,964	1,354,149
FRB Ser. 04-SSRA, Class A1,
5.92s, 2039	1,829,990	1,842,434
Bear Stearns Adjustable Rate
Mortgage Trust Ser. 04-1,
Class 11A1, 3.594s, 2034	2,815,530	2,822,047
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1,
4.882s, 2034	859,831	856,046
Ser. 05-5, Class 21A1,
4.688s, 2035	4,925,305	4,884,830
Bear Stearns Asset Backed Securities
NIM Trust 144A
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	92,900	92,552
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)	6,159	6,159
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 06-EC1, Class M9,
7.32s, 2035	944,000	783,225
FRB Ser. 06-PC1, Class M9,
7.07s, 2035	546,000	449,597
FRB Ser. 03-3, Class A2,
5.91s, 2043	2,922,079	2,930,297
FRB Ser. 03-1, Class A1,
5.82s, 2042	943,758	943,753
FRB Ser. 05-3, Class A1,
5.77s, 2035	1,195,467	1,197,335
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.57s, 2036	204,000	183,664
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009	2,169,000	2,194,160
Capital Auto Receivables
Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013	1,000,000	1,001,719
Ser. 05-1, Class D, 6 1/2s, 2011	1,776,000	1,753,731
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
8.07s, 2010	880,000	898,391
CARMAX Auto Owner Trust
Ser. 04-2, Class D, 3.67s, 2011	304,934	300,397
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s,
2011 (Cayman Islands)	207,579	215,575
FRB Ser. 04-AA, Class B3, 8.67s,
2011 (Cayman Islands)	101,729	103,676
CDO Repackaging Trust Series 144A
FRB Ser. 03-2, Class A,
9.51s, 2008	4,870,000	5,174,375
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.4s, 2010	2,550,000	2,587,613

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	$149,384	$147,400
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034
(Cayman Islands)	101,239	97,767
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.454s, 2010	1,390,000	1,404,417
Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 06-WMC1,
Class M10, 8.82s, 2035	264,000	240,962
Conseco Finance
Securitizations Corp.
Ser. 02-1, Class M2, 9.546s, 2033	3,629,000	2,358,850
Ser. 00-2, Class A5, 8.85s, 2030	8,500,000	7,261,465
Ser. 02-2, Class A, IO,
8 1/2s, 2033	9,034,409	1,911,202
Ser. 00-4, Class A6, 8.31s, 2032	8,633,000	7,465,476
Ser. 00-5, Class A6, 7.96s, 2032	4,808,000	4,179,532
Ser. 02-1, Class M1F,
7.954s, 2033	1,561,000	1,661,841
Ser. 01-4, Class A4, 7.36s, 2033	7,948,000	8,239,962
Ser. 01-1, Class A5, 6.99s, 2032	281,000	274,453
Ser. 01-3, Class A4, 6.91s, 2033	9,027,000	8,706,189
Ser. 02-1, Class A, 6.681s, 2033	9,465,852	9,609,586
Ser. 01-1, Class A4, 6.21s, 2032	1,357,648	1,358,123
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.387s, 2007	3,653,000	3,676,416
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.48s, 2036	5,100,604	12,194
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1,
6 1/4s, 2035	135,397	135,065
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	147,369	147,165
Ser. 04-14N, 5s, 2036	93,269	92,565
Countrywide Home Loans
FRB Ser. 05-22, Class 2A1,
5.302s, 2035	5,297,643	5,274,465
Ser. 06-0A5, Class X, IO,
1.882s, 2046	31,000,106	1,380,473
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3,
8s, 2035	1,184,241	1,247,515
IFB Ser. 05-R1, Class 1AS, IO,
0.798s, 2035 (SN)	10,320,537	337,027
IFB Ser. 06-R1, Class AS, IO,
0.743s, 2036 (SN)	27,345,015	851,842
IFB Ser. 05-R3, Class AS, IO,
0.699s, 2035 (SN)	5,590,214	153,071
IFB Ser. 05-R2, Class 1AS, IO,
0.411s, 2035 (SN)	13,020,696	423,860

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	$2,157,000	$2,160,540
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	942,529	928,391
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	1,262,000	1,297,219
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.86s, 2035	859,000	860,495
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s, 2034	102,049	9,440
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	558,509	558,858
Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 6.448s,
2038 (Cayman Islands)	834,000	840,172
Foxe Basin, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.89s, 2015
(Cayman Islands)	2,600,000	2,603,380
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034	266,770	244,217
Ser. 04-3, Class A, 4 1/2s, 2034	7,872	7,851
G-Force CDO, Ltd. 144A
Ser. 03-1A, Class E, 6.58s, 2038
(Cayman Islands)	1,241,000	1,235,290
G-Star, Ltd. 144A FRB Ser. 02-2A,
Class BFL, 7.32s, 2037
(Cayman Islands)	417,000	429,568
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C,
5.8s, 2010	2,444,480	2,446,357
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C,
6.62s, 2019	1,593,000	1,592,984
Ser. 04-1A, Class B, 6.17s, 2018	198,390	199,878
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	2,523,000	2,510,767
GEBL 144A
Ser. 04-2, Class D, 8.07s, 2032	943,986	943,986
Ser. 04-2, Class C, 6.17s, 2032	353,995	353,991
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO, 6s, 2007	6,443,250	154,034
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.774s,
2041 (United Kingdom)	3,173,333	3,204,447
FRB Ser. 02-1, Class 1C, 6.674s,
2042 (United Kingdom)	947,440	950,425
FRB Ser. 02-2, Class 1C, 6.626s,
2043 (United Kingdom)	860,000	865,683
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	729,203	692,467
Ser. 99-5, Class A5, 7.86s, 2030	19,225,000	17,023,738
Ser. 97-6, Class A9, 7.55s, 2029	1,044,692	1,083,270
Ser. 97-4, Class A7, 7.36s, 2029	379,523	391,836
Ser. 95-8, Class B1, 7.3s, 2026	467,121	467,854

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 96-10, Class M1, 7.24s, 2028	$1,342,000	$1,352,602
Ser. 97-6, Class A8, 7.07s, 2029	342,896	349,795
Ser. 97-7, Class A8, 6.86s, 2029	272,858	277,130
Ser. 99-3, Class A6, 6 1/2s, 2031	1,473,000	1,456,061
Ser. 99-2, Class A7, 6.44s, 2030	1,913,800	1,884,320
Ser. 99-3, Class A5, 6.16s, 2031	123,697	124,470
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	4,694,132	4,355,652
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
zero %, 2045	12,945,342	372,179
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	1,517,046	1,506,427
GSAMP Trust 144A
Ser. 05-NC1, Class N, 5s, 2035	127,392	127,112
Ser. 04-NIM2, Class N,
4 7/8s, 2034	82,920	82,563
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4,
8 1/2s, 2035	502,214	535,922
Ser. 05-RP3, Class 1A3, 8s, 2035	1,403,716	1,484,766
Ser. 05-RP3, Class 1A2,
7 1/2s, 2035	1,100,527	1,150,172
GSMPS Mortgage Loan
Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	1,543,964	1,632,649
Ser. 05-RP1, Class 1A3, 8s, 2035	159,300	168,452
Ser. 05-RP2, Class 1A2,
7 1/2s, 2035	1,766,592	1,845,894
IFB Ser. 05-RP1, Class 1AS, IO,
0.898s, 2035 (SN)	6,364,288	198,585
IFB Ser. 04-4, Class 1AS, IO,
0.695s, 2034 (SN)	14,080,044	433,398
IFB Ser. 06-RP1, Class 1AS, IO,
0.461s, 2036 (SN)	22,523,967	546,560
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1,
4.862s, 2035	2,901,384	2,868,656
Ser. 04-12, Class 2A2,
3.554s, 2034	1,468,890	1,450,955
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.87s,
2030 (Cayman Islands)	1,609,000	1,613,988
FRB Ser. 05-1A, Class D, 6.85s,
2030 (Cayman Islands)	2,359,000	2,359,000
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A,
6 1/4s, 2035
(Cayman Islands)	1,044,823	1,026,178
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.875s,
2036 (Cayman Islands)	2,458,507	2,440,068
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.094s, 2040
(United Kingdom)	976,000	977,562

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Home Equity Asset Trust 144A
Ser. 04-4N, Class A, 5s, 2034	$60,416	$59,208
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	551,000	543,609
JPMorgan Mortgage
Acquisition Corp. FRB
Ser. 05-OPT2, Class M11,
7.57s, 2035	435,000	375,057
Lehman Manufactured Housing
Ser. 98-1, Class 1, IO,
0.808s, 2028	28,749,226	538,798
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO,
1.18s, 2036	6,866,499	227,476
IFB Ser. 06-6, Class 1A3, IO,
1.18s, 2036	8,691,466	467,474
IFB Ser. 06-6, Class 4A2, IO,
0.03s, 2036	6,766,625	15,409
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 8.32s,
2036 (Cayman Islands)	4,150,000	4,160,537
FRB Ser. 02-1A, Class FFL, 8.07s,
2037 (Cayman Islands)	6,071,000	6,071,237
Long Beach Mortgage
Loan Trust
Ser. 04-3, Class S1, IO,
4 1/2s, 2006	12,409,182	87,252
Ser. 04-3, Class S2, IO,
4 1/2s, 2006	6,204,674	43,627
Long Beach Mortgage Loan Trust
144A FRB Ser. 06-WL3, Class B1,
7.82s, 2036	1,400,000	1,170,879
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1,
8.57s, 2032	5,098,734	3,977,013
Ser. 02-A IO, 0.3s, 2032	192,974,044	2,092,958
Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	172,503	171,674
FRB Ser. 02-1A, Class A1,
6.02s, 2024	2,230,542	2,246,651
Ser. 04-2A, Class D, 5.389s, 2026	155,506	150,725
Ser. 04-2A, Class C, 4.741s, 2026	179,804	173,750
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-7, Class 2A1,
4.666s, 2034	963,578	970,942
Ser. 04-13, Class 3A6,
3.786s, 2034	3,642,000	3,501,960
Ser. 06-OA1, Class X, IO,
2.017s, 2046	8,997,374	400,664
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	3,494,041	77,917
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	9,069,717	25,395

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

MASTR Asset Backed Securities NIM
Trust 144A Ser. 04-HE1A,
Class Note, 5.191s, 2034
(Cayman Islands)	$23,507	$23,366
MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	2,860,126	2,981,161
Ser. 05-1, Class 1A4, 7 1/2s, 2034	2,056,489	2,143,851
MBNA Credit Card Master Note
Trust FRB Ser. 03-C5, Class C5,
6 1/2s, 2010	2,550,000	2,589,925
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.94s, 2027	7,827,644	7,436,262
Merrill Lynch Mortgage
Investors, Inc. FRB Ser. 05-A9,
Class 3A1, 5.293s, 2035	7,019,551	6,986,647
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1,
5s, 2035	34,610	34,134
Ser. 04-HE2N, Class N1,
5s, 2035 (Cayman Islands)	49,969	49,032
Ser. 04-FM1N, Class N1,
5s, 2035 (Cayman Islands)	25,947	25,558
Ser. 04-WM3N, Class N1,
4 1/2s, 2035	68,394	66,889
Ser. 04-WM2N, Class N1,
4 1/2s, 2034	80,277	79,424
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	872,753	865,824
Ser. 10, Class B, 7.54s, 2036	930,948	811,603
MMCA Automobile Trust Ser. 02-1,
Class B, 5.37s, 2010	877	877
Morgan Stanley ABS Capital I FRB
Ser. 04-WMC3, Class A2PT,
5.61s, 2035	791,174	791,791
Morgan Stanley
Auto Loan Trust 144A
Ser. 04-HB1, Class D,
5 1/2s, 2011	319,034	317,899
Ser. 04-HB2, Class E, 5s, 2012	428,969	423,166
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1,
5.395s, 2035	7,079,792	7,070,180
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 7.32s,
2039 (Cayman Islands)	735,000	755,672
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.895s,
2015 (Cayman Islands)	1,555,000	1,555,000
Navistar Financial Corp.
Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	634,585	622,815
Ser. 04-B, Class C, 3.93s, 2012	516,516	504,300
New Century Home Equity
Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	2,365,000	2,293,361

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Newcastle CDO, Ltd. 144A FRB
Ser. 3A, Class 4FL, 8.52s, 2038
(Cayman Islands)	$966,000	$970,830
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 0.414s, 2035	899,176	928,399
Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT,
9.087s, 2034	446,226	466,864
Oakwood Mortgage Investors, Inc.
Ser. 02-C, Class A1, 5.41s, 2032	5,845,151	5,054,653
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4,
7.21s, 2030	876,956	780,792
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.702s,
2018 (Ireland)	798,000	808,973
FRB Ser. 05-A, Class D, 6.902s,
2012 (Ireland)	908,000	908,000
Option One Mortgage Loan
Trust FRB
Ser. 05-4, Class M11, 7.82s, 2035	298,000	270,028
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	545,820	535,096
Park Place Securities, Inc. FRB
Ser. 04-WHQ2, Class A3A,
5.67s, 2035	1,065,434	1,066,369
Park Place Securities, Inc. 144A
FRB Ser. 05-WCW2, Class M11,
7.82s, 2035	1,266,000	899,240
FRB Ser. 04-MHQ1, Class M10,
7.82s, 2034	570,000	530,148
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034	63,538	62,670
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6.54s, 2042
(United Kingdom)	2,510,000	2,536,520
Provident Funding Mortgage Loan
Trust FRB Ser. 05-2, Class 1A1A,
4.386s, 2035	4,240,631	4,224,729
Providian Gateway Master Trust FRB
Ser. 04-EA, Class E, 8.33s, 2011	3,450,000	3,510,375
Providian Gateway
Master Trust 144A
FRB Ser. 04-AA, Class D,
7.17s, 2011	1,400,000	1,408,260
FRB Ser. 04-EA, Class D,
6 1/4s, 2011	2,100,000	2,115,552
Ser. 04-DA, Class D, 4.4s, 2011	1,183,000	1,162,113
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2,
4.907s, 2034	582,454	579,792
Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	225,321	224,195

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
8.07s, 2035	$1,391,000	$1,242,010
Ser. 04-NT, Class Note, 5s, 2034	200,591	192,567
Ser. 04-NT12, Class Note,
4.7s, 2035	13,895	13,861
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036	1,656,590	20,319
Residential Funding Mortgage
Securities I
Ser. 04-S5, Class 2A1,
4 1/2s, 2019	5,542,575	5,201,153
FRB Ser. 05-SA2, Class 1A,
4.692s, 2035	2,192,275	2,165,813
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5.58s, 2033	2,438,601	2,442,030
SAIL Net Interest
Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	3,662	696
Ser. 03-BC2A, Class A, 7 3/4s,
2033 (Cayman Islands)	237,726	19,018
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	386,748	21,971
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)	46,127	4,613
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands)	99,878	3,995
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands)	21,771	1,742
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands)	76,665	7,667
Ser. 04-10A, Class A, 5s, 2034
(Cayman Islands)	84,297	84,297
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)	25,723	25,680
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	76,139	75,607
Ser. 04-11A, Class A2, 4 3/4s,
2035 (Cayman Islands)	190,733	189,883
Ser. 05-1A, Class A, 4 1/4s, 2035
(Cayman Islands)	257,094	254,461
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s,
2035 (Cayman Islands)	284,331	275,801
Ser. 05-WF1A, Class A, 4 3/4s,
2035 (Cayman Islands)	55,002	54,814
Sharps SP I, LLC Net
Interest Margin Trust 144A
Ser. 04-HS1N, Class Note, 5.92s,
2034 (Cayman Islands)	61,397	3,070
Ser. 04-HE2N, Class NA, 5.43s,
2034 (Cayman Islands)	22,214	22,214
Ser. 04-HE1N, Class Note, 4.94s,
2034 (Cayman Islands)	230,946	11,547

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.82s, 2035	$672,000	$573,928
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.646s, 2038
(Cayman Islands)	760,000	762,280
Structured Adjustable Rate
Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1,
5.293s, 2035	3,566,132	3,556,182
Ser. 04-12, Class 1A2,
4.965s, 2034	2,188,078	2,204,726
Ser. 04-10, Class 1A1,
4.908s, 2034	1,535,967	1,548,474
Ser. 04-8, Class 1A3,
4.671s, 2034	58,112	58,527
Ser. 04-6, Class 1A,
4.379s, 2034	6,841,950	6,890,035
Ser. 05-9, Class AX,
IO, 0.894s, 2035	44,835,322	672,530
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.67s, 2034	1,341,367	1,341,367
Structured Asset Investment Loan
Trust 144A
FRB Ser. 06-BNC2, Class B1,
7.82s, 2036	222,000	199,197
FRB Ser. 06-BNC1, Class B1,
7.82s, 2036	1,492,000	1,362,828
FRB Ser. 05-HE3, Class M11,
7.82s, 2035	1,284,000	1,062,713
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.874s, 2015	6,655,224	6,646,905
Structured Asset Securities Corp.
Ser. 03-40A, Class 1A,
5.266s, 2034	733,190	744,604
IFB Ser. 05-10, Class 3A3,
5.17s, 2034	4,015,763	3,743,499
Ser. 04-8, Class 1A1,
4.671s, 2034	1,496,267	1,506,955
IFB Ser. 05-6, Class 5A8,
3.26s, 2035	5,345,823	4,516,429
Structured Asset
Securities Corp. 144A
Ser. 98-RF3, Class A, IO,
6.1s, 2028	5,175,743	539,411
IFB Ser. 05-RF4, Class AIO, IO,
0.793s, 2035 (SN)	5,838,454	172,359
IFB Ser. 05-RF6, Class AIO, IO,
0.786s, 2043 (SN)	8,254,247	250,795
Terwin Mortgage Trust FRB
Ser. 04-5HE, Class A1B,
5.74s, 2035	606,447	606,724
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	2,298,000	2,359,738

ASSET-BACKED SECURITIES (16.6%)* continued

	Principal amount	Value

Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1,
5.088s, 2036	$5,016,203	$4,987,109
Ser. 05-AR2, Class 2A1,
4.547s, 2035	2,077,163	2,043,720
Ser. 04-R, Class 2A1,
4.356s, 2034	2,128,038	2,088,669
Ser. 05-AR9, Class 1A2,
4.354s, 2035	1,795,704	1,761,145
Ser. 05-AR12, Class 2A5,
4.319s, 2035	26,265,000	25,743,564
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	56,771,000	694,327
WFS Financial Owner Trust
Ser. 05-1, Class D, 4 1/4s, 2012	422,023	416,900
Ser. 04-3, Class D, 4.07s, 2012	544,717	539,025
Ser. 04-4, Class D, 3.58s, 2012	356,908	351,740
Ser. 04-1, Class D, 3.17s, 2011	293,663	291,128
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.277s, 2044 (United Kingdom)	2,018,543	2,018,523
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	1,325,238	1,318,704

Total asset-backed securities (cost $422,541,843)		$413,493,253

CORPORATE BONDS AND NOTES (9.8%)*

	Principal amount	Value

Basic Materials (0.3%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$1,950,000	$1,874,913
Georgia-Pacific Corp.
notes 8 1/8s, 2011	815,000	843,525
ICI Wilmington, Inc. company
guaranty 5 5/8s, 2013	1,585,000	1,568,768
International Paper Co.
notes 5.3s, 2015	670,000	648,344
Lafarge SA notes 6 1/2s,
2016 (France)	440,000	449,900
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	570,000	558,268
Newmont Mining Corp. notes
5 7/8s, 2035	830,000	781,222
Potash Corp. of Saskatchewan
notes 7 3/4s, 2011 (Canada)	670,000	731,957
Weyerhaeuser Co. debs.
7.95s, 2025	1,185,000	1,271,619
		8,728,516

Capital Goods (0.2%)
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	640,000	619,200
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015	750,000	738,750
Legrand SA debs. 8 1/2s,
2025 (France)	1,160,000	1,322,400

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Capital Goods continued
Lockheed Martin Corp. 144A
notes 6.15s, 2036	$1,520,000	$1,615,131
Raytheon Co. debs. 6 3/4s, 2018	120,000	131,533
		4,427,014

Communication Services (1.1%)
ALLTEL Corp. sr. notes 7s, 2012	450,000	475,296
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	1,135,000	1,155,430
AT&T Corp. notes 6s, 2009	900,000	915,733
AT&T Corp. sr. notes 8s, 2031	825,000	1,033,582
AT&T Wireless Services, Inc.
notes 8 1/8s, 2012	400,000	451,471
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	3,295,000	4,317,593
Bellsouth Capital Funding
notes 7 3/4s, 2010	750,000	802,942
France Telecom notes 8 1/2s,
2031 (France)	560,000	744,054
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	825,000	842,994
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	1,020,000	1,020,000
Southwestern Bell Telephone
debs. 7s, 2027	1,245,000	1,275,941
Sprint Capital Corp. company
guaranty 6.9s, 2019	920,000	964,972
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	2,410,000	2,469,346
Telecom Italia Capital SA company
guaranty 5 1/4s,
2013 (Luxembourg)	255,000	243,897
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	525,000	502,079
Telecom Italia Capital SA
notes 5 1/4s, 2015 (Luxembourg)	1,315,000	1,229,687
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	1,745,000	1,881,156
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	370,000	383,428
Telefonica Europe BV company
guaranty 8 1/4s, 2030
(Netherlands)	725,000	878,702
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	2,600,000	2,679,531
Verizon New Jersey, Inc.
debs. 8s, 2022	1,050,000	1,178,480
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	1,305,000	1,513,703
Verizon Virginia Inc.
debs. Ser. A, 4 5/8s, 2013	364,000	342,217
		27,302,234

Conglomerates (—%)
Siemens Financieringsmaatschappij
144A notes 5 3/4s,
2016 (Netherlands)	920,000	938,980

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Consumer Cyclicals (0.7%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	$765,000	$821,095
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	890,000	872,027
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	3,185,000	3,319,633
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	2,345,000	2,346,759
Ford Motor Credit Corp.
notes 6 3/8s, 2008	1,355,000	1,304,071
General Motors Acceptance Corp.
bonds 8s, 2031	1,380,000	1,478,629
General Motors Acceptance Corp.
FRN 6.324s, 2007	2,160,000	2,159,186
General Motors Acceptance Corp.
FRN Ser. MTN, 6.243s, 2007	2,370,000	2,368,180
General Motors Acceptance Corp.
notes 7s, 2012	1,380,000	1,394,725
JC Penney Co., Inc. debs.
7.65s, 2016	180,000	200,726
JC Penney Co., Inc. notes
6 7/8s, 2015	465,000	492,511
Office Depot, Inc. notes
6 1/4s, 2013	751,000	768,226
Omnicom Group, Inc.
sr. notes 5.9s, 2016	885,000	900,349
		18,426,117

Consumer Staples (1.1%)
AT&T Broadband Corp. company
guaranty 9.455s, 2022	750,000	979,386
Coca-Cola Enterprises, Inc.
debs. 8 1/2s, 2022	250,000	320,540
Cox Communications, Inc.
notes 6 3/4s, 2011	1,000,000	1,045,882
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	1,450,000	1,556,616
CVS Corp. sr. unsec. notes
6 1/8s, 2016	210,000	216,442
CVS Corp. 144A pass-through
certificates 6.117s, 2013	1,348,145	1,365,536
Dean Foods Co. company
guaranty 7s, 2016	920,000	930,350
Delhaize America, Inc. company
guaranty 8 1/8s, 2011	885,000	952,850
Diageo PLC company guaranty
8s, 2022	1,110,000	1,359,458
Fortune Brands, Inc. notes
5 3/8s, 2016	1,570,000	1,487,432
Fred Meyer, Inc. Holding Co.
company guaranty 7.45s, 2008	775,000	794,243
Kraft Foods, Inc. bonds
6 1/2s, 2031	800,000	868,960
News America Holdings, Inc.
debs. 7 3/4s, 2045	710,000	799,960
News America, Inc. company
guaranty 6.4s, 2035	2,035,000	2,040,501

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Consumer Staples continued
News America, Inc. debs.
7 1/4s, 2018	$675,000	$746,030
Safeway, Inc. notes 5.8s, 2012	750,000	754,658
TCI Communications, Inc.
debs. 9.8s, 2012	1,580,000	1,868,273
TCI Communications, Inc.
debs. 8 3/4s, 2015	2,290,000	2,712,450
TCI Communications, Inc.
debs. 7 7/8s, 2013	1,010,000	1,129,646
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	90,000	106,231
Time Warner, Inc. debs. 9.15s, 2023	1,610,000	2,002,128
Time Warner, Inc. debs.
9 1/8s, 2013	2,735,000	3,193,550
Viacom, Inc. company
guaranty 7 7/8s, 2030	650,000	712,070
Viacom, Inc. sr. notes 5 3/4s, 2011	810,000	811,008
		28,754,200

Energy (0.6%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	1,175,000	1,216,208
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	965,000	980,044
Chesapeake Energy Corp.
sr. unsecd. notes 7 5/8s, 2013	1,370,000	1,419,663
Devon Financing Corp. ULC company
guaranty 7 7/8s, 2031	450,000	552,258
Enterprise Products Operating LP
company guaranty Ser. B,
6 3/8s, 2013	805,000	831,945
Enterprise Products Operating LP
sr. notes Ser. B, 5.6s, 2014	700,000	690,778
Forest Oil Corp. sr. notes 8s, 2011	755,000	781,425
Hess Corp. bonds 7 7/8s, 2029	1,720,000	2,043,671
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	715,000	711,390
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	900,000	879,750
Phillips Petroleum Co.
notes 8 3/4s, 2010	550,000	613,505
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	360,000	376,908
Sunoco, Inc. notes 4 7/8s, 2014	770,000	733,664
Valero Energy Corp. sr. unsecd.
notes 7 1/2s, 2032	315,000	367,069
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	1,120,000	1,149,814
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	650,000	639,290
		13,987,382

Financial (2.9%)
Bank of America Corp.
sub. notes 7 3/4s, 2015	2,415,000	2,797,101
Block Financial Corp.
notes 5 1/8s, 2014	980,000	935,769

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Financial continued
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.174s, 2012
(Cayman Islands)	$2,907,000	$2,885,837
Boston Properties, Inc.
sr. notes 6 1/4s, 2013 (R)	750,000	778,743
Brandywine Operating Partnership
LP notes 5 3/4s, 2012 (R)	705,000	712,075
Capital One Financial Corp.
sub. notes 6.15s, 2016	1,635,000	1,682,579
CIT Group, Inc. sr. notes 5s, 2015	690,000	664,181
CIT Group, Inc. sr. notes 5s, 2014	4,325,000	4,193,079
Citigroup, Inc. sub. notes 5s, 2014	2,829,000	2,763,248
CNA Financial Corp. unsecd.
notes 6 1/2s, 2016	985,000	1,030,160
CNA Financial Corp. unsecd.
notes 6s, 2011	985,000	1,005,122
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	985,000	1,006,715
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	1,540,000	1,508,649
Developers Diversified
Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	485,000	482,531
Equity One, Inc. company
guaranty 3 7/8s, 2009 (R)	1,090,000	1,051,219
ERP Operating LP notes
6.584s, 2015	735,000	785,246
Fund American Cos. Inc.
notes 5 7/8s, 2013	2,165,000	2,165,531
GATX Financial Corp notes
5.8s, 2016	755,000	747,976
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	790,000	837,344
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	520,000	525,626
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)	985,000	962,101
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	1,005,000	1,057,989
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	710,000	711,605
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	660,000	680,814
International Lease Finance Corp.
notes 6 3/8s, 2009	840,000	861,102
International Lease Finance Corp.
notes 4 3/4s, 2012	3,270,000	3,184,640
iStar Financial, Inc. sr. unsecd.
notes 5.15s, 2012 (R)	800,000	781,632
iStar Financial, Inc. sr. unsecd.
notes 5 7/8s, 2016 (R)	2,205,000	2,197,759
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	3,560,000	3,602,848
Liberty Mutual Group 144A
notes 6 1/2s, 2035	2,825,000	2,788,690
Loews Corp. notes 5 1/4s, 2016	630,000	615,845
MetLife, Inc. notes 5.7s, 2035	1,085,000	1,070,665

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Financial continued
MetLife, Inc. notes 5s, 2015	$1,505,000	$1,459,591
Mizuho Financial Group Cayman,
Ltd. bank guaranty 8 3/8s, 2049
(Cayman Islands)	1,015,000	1,070,115
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	815,000	813,436
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	890,000	914,584
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	640,000	626,353
Nuveen Investments, Inc.
sr. notes 5s, 2010	640,000	628,729
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	1,670,000	1,742,734
PNC Bank NA notes 4 7/8s, 2017	1,300,000	1,241,106
ProLogis Trust sr. notes
5 3/4s, 2016 (R)	1,260,000	1,264,384
Prudential Holdings LLC 144A
bonds 8.695s, 2023	2,035,000	2,510,437
Realogy Corp. 144A notes
6.15s, 2011 (R)	95,000	96,534
Realogy Corp. 144A
sr. notes 6 1/2s, 2016 (R)	380,000	389,498
Rouse Co LP/TRC Co-Issuer Inc.
sr. notes 6 3/4s, 2013	935,000	945,053
Rouse Co. (The) notes
7.2s, 2012 (R)	880,000	906,030
Simon Property Group LP
unsub. 5 3/4s, 2015 (R)	950,000	966,910
Sovereign Bancorp, Inc. 144A
sr. notes 4.8s, 2010	920,000	902,068
St. Paul Travelers Cos., Inc.
(The) sr. unsecd. notes
5 1/2s, 2015	750,000	751,775
UBS AG/Jersey Branch FRN 8.39s,
2008 (Jersey)	5,000,000	5,131,250
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT,
5.95s, 2013	1,390,000	1,421,155
Westfield Group sr. notes 5.7s,
2016 (Australia)	1,175,000	1,176,871
		72,033,034

Health Care (0.4%)
American Home Products Corp.
notes 6.95s, 2011	800,000	852,391
Bayer Corp. 144A FRB 6.2s, 2008	1,330,000	1,335,200
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	570,000	549,228
Hospira, Inc. notes 5.9s, 2014	530,000	525,206
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	370,000	380,175
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	845,000	851,338
WellPoint, Inc. notes 5s, 2014	685,000	664,519

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Health Care continued
WellPoint, Inc. unsecd.
notes 5 1/4s, 2016	$800,000	$787,908
Wyeth notes 5 1/2s, 2014	3,175,000	3,193,980
		9,139,945

Technology (0.2%)
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	1,015,000	1,114,775
Avnet, Inc. notes 6s, 2015	960,000	938,090
Computer Associates
International, Inc. 144A
sr. notes 6 1/8s, 2014	1,210,000	1,135,855
Motorola, Inc. sr. notes 8s, 2011	700,000	780,753
Xerox Corp. sr. notes 6.4s, 2016	1,430,000	1,433,575
		5,403,048

Transportation (0.4%)
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	705,000	761,400
Burlington Northern Santa Fe Corp.
debs. 6.2s, 2036	3,835,000	4,034,037
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	1,572,168	1,623,263
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	563,762	577,856
Ryder System, Inc. notes Ser. MTN,
5.95s, 2011	610,000	621,290
Ryder System, Inc. notes Ser. MTN,
5.85s, 2016	815,000	814,576
Union Pacific Corp. 144A
pass-through certificates
5.214s, 2014	470,000	463,223
		8,895,645

Utilities & Power (1.9%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	840,000	836,034
Appalachian Power Co.
sr. notes 5.8s, 2035	960,000	914,787
Arizona Public Services Co.
notes 6 1/2s, 2012	1,410,000	1,460,540
Atmos Energy Corp. notes
4.95s, 2014	1,525,000	1,445,366
Beaver Valley II Funding debs.
9s, 2017	1,435,000	1,620,962
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	1,735,000	1,881,413
CenterPoint Energy Resources Corp.
sr. notes Ser. B, 7 7/8s, 2013	600,000	669,969
Cleveland Electric
Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	670,000	782,839
Commonwealth Edison Co. 1st mtge.
Ser. 104, 5.95s, 2016	820,000	829,733

CORPORATE BONDS AND NOTES (9.8%)* continued

	Principal amount	Value

Utilities & Power continued
Consolidated Natural Gas Co.
sr. notes 5s, 2014	$650,000	$620,517
Constellation Energy Group, Inc.
notes 7s, 2012	300,000	322,419
Consumers Energy Co. 1st mtge.
5s, 2012	1,525,000	1,492,505
Consumers Energy Co. 1st mtge.
Ser. B, 5 3/8s, 2013	1,420,000	1,408,299
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	1,035,000	1,021,172
Duke Energy Field Services, LLC
144A bonds 6.45s, 2036	495,000	510,390
Duke Energy Field Services, LLC
144A notes 5 3/8s, 2015	325,000	317,264
Enbridge Energy Partners LP
sr. notes 5.35s, 2014	735,000	706,517
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	1,325,000	1,260,488
FirstEnergy Corp. notes Ser. B,
6.45s, 2011 (S)	735,000	768,995
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	680,000	702,363
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	525,000	543,375
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	1,470,000	1,468,487
Kansas Gas & Electric
bonds 5.647s, 2021	500,000	493,770
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	685,000	689,145
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	3,295,000	3,388,370
National Fuel Gas Co.
notes 5 1/4s, 2013	980,000	962,531
Nevada Power Co. 2nd mtge.
9s, 2013	755,000	819,967
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	580,000	581,698
Northwestern Corp. sec.
notes 5 7/8s, 2014	1,475,000	1,467,296
Oncor Electric Delivery Co.
debs. 7s, 2022	800,000	872,338
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	490,000	560,354
PacifiCorp Sinking Fund 1st mtge.
5.45s, 2013	1,570,000	1,578,098
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	1,465,000	1,480,443
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012 (S)	1,390,471	1,402,151
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	855,000	845,663
Progress Energy, Inc. sr. unsecd.
notes 5 5/8s, 2016	1,295,000	1,298,289
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	1,605,000	1,664,709

CORPORATE BONDS AND NOTES (9.8%)* continued

		Principal amount	Value

Utilities & Power continued
Public Service Co. of New Mexico
sr. notes 4.4s, 2008		$785,000	$771,084
Southern California Edison Co. 1st
mtge. 5s, 2014		310,000	303,598
Southern California Edison Co.
notes 6.65s, 2029		1,620,000	1,769,871
Teco Energy, Inc. notes 7.2s, 2011		1,485,000	1,544,400
TransAlta Corp. notes 5 3/4s,
2013 (Canada)		880,000	879,529
TXU Energy Co. sr. notes 7s, 2013		750,000	790,022
Westar Energy, Inc. 1st mtge.
5.15s, 2017		195,000	186,248
Westar Energy, Inc. 1st mtge.
5.1s, 2020		1,015,000	943,120
York Power Funding 144A notes
12s, 2007
(Cayman Islands) (In default) (F) †		212,310	17,707
			46,894,835

Total corporate bonds and notes (cost $244,226,686)			$244,930,950

PURCHASED OPTIONS OUTSTANDING (0.1%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.28%
versus the three
month USD-LIBOR-BBA
maturing on
March 8, 2017	Mar 07 / 5.28	$110,693,000	$2,058,613
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.28% versus
the three month
USD-LIBOR-BBA
maturing on
March 8, 2017	Mar 07 / 5.28	110,693,000	773,822

Total purchased options outstanding (cost $5,429,492)			$2,832,435

MUNICIPAL BONDS AND NOTES (0.1%)*

	Rating **	Principal amount	Value

MI Tobacco Settlement
Fin. Auth. Rev.
Bonds, Ser. A,
7.309s, 6/1/34	Baa3	$1,355,000	$1,412,560
NJ State Tpk. Auth.
Rev. Bonds, Ser. B,
AMBAC, 4.252s, 1/1/16	Aaa	1,085,000	1,026,345

Total municipal bonds and notes (cost $2,440,834)			$2,438,905

SHORT-TERM INVESTMENTS (16.4%)*

		Principal amount/shares	Value

CHARTA LLC, for an effective yield
of 5.31%, November 1, 2006		$26,000,000	$26,000,000
Sheffield Receivable Corp., for an
effective yield of 5.29%,
November 15, 2006		14,787,000	14,756,695
Thunder Bay Funding, Inc., for
an effective yield of 5.27%,
November 13, 2006		14,485,000	14,459,603

SHORT-TERM INVESTMENTS (16.4%)* continued

	Principal amount/shares	Value

U.S. Treasury Bills for an
effective yields ranging from
4.723% to 5.041%,
November 30, 2006 #	$5,869,000	$5,846,351
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.27%
to 5.44% and due dates ranging
from November 1, 2006 to
December 22, 2006 (d)	2,299,361	2,293,000
Putnam Prime Money Market
Fund (e)	345,378,069	345,378,069

Total short-term investments (cost $408,733,718)		$408,733,718

TOTAL INVESTMENTS

Total investments (cost $3,143,939,581)		$3,130,486,953

* Percentages indicated are based on net assets of $2,494,886,825.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2006. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at October 31, 2006.

(SN) The securities noted above were purchased during the period for an aggregate cost of $4,117,510. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of October 31, 2006, the aggregate values of these securities totaled $3,367,497. The positions in two of the nine holdings, Countrywide Home Loans 144A IFB Ser. 05-R3, Class AS, IO, 0.699s, 2035 and GSMPS Mortgage Loan Trust 144A IFB Ser. 05-RP1, Class 1AS, IO, 0.898s, 2035, subsequently were sold for $169,416 and $216,673, respectively. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

At October 31, 2006, liquid assets totaling $501,195,243 have been designated as collateral for open forward commitments, swap contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2006.

AMBAC represents AMBAC Indemnity Corporation.

FUTURES CONTRACTS OUTSTANDING at 10/31/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	251	$ 59,383,463	Dec-06	$ 15,005
Euro-Dollar 90 day (Long)	2,889	684,548,550	Mar-07	(489,246)
Euro-Dollar 90 day (Long)	251	59,581,125	Jun-07	58,742
Euro-Dollar 90 day (Long)	251	59,690,938	Sep-07	96,580
Euro-Dollar 90 day (Short)	3,122	743,387,225	Dec-07	10,896
U.S. Treasury Bond 20 yr (Long)	2,914	328,280,313	Dec-06	3,614,964
U.S. Treasury Note 2 yr (Short)	3,410	697,025,313	Dec-06	548,218
U.S. Treasury Note 5 yr (Long)	1,395	147,259,688	Dec-06	944,347
U.S. Treasury Note 10 yr (Long)	2,118	229,207,313	Dec-06	212,406

Total				$5,011,912

WRITTEN OPTIONS OUTSTANDING at 10/31/06 (premiums received $11,916,354)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on July 5, 2017		$113,530,000	Jun 07 / 4.55	$ 468,436
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing on
July 5, 2017		113,530,000	Jun 07 / 4.55	5,407,037
Option on an interest rate swap with Lehman Brothers International for the obligation to pay a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA maturing
March 5, 2018		45,268,000	Mar 08 / 5.225	1,302,813
Option on an interest rate swap with Lehman Brothers International for the obligation to receive a fixed rate of 5.225% semi-annually versus the three month USD-LIBOR-BBA
maturing March 5, 2018		45,268,000	Mar 08 / 5.225	1,047,999

Total				$8,226,285

TBA SALE COMMITMENTS OUTSTANDING at 10/31/06 (proceeds receivable $464,420,096)

		Principal	Settlement
		amount	date	Value

FHLMC, 5 1/2s, November 1, 2036		$ 19,500,000	11/13/06	$ 19,289,767
FNMA, 5 1/2s, November 1, 2036		452,400,000	11/13/06	447,063,082

Total				$466,352,849

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/06

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 1,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (43,080)

5,417,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(7,840)

61,500,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	786,277

4,590,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	185,599

3,830,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	136,678

9,200,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	317,578

25,430,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	724,911

106,100,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	1,336,705

134,600,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	(2,300,905)

70,599,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	1,566,416

91,608,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	928,625

Citibank, N.A.
65,880,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(1,674,523)

5,230,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(92,234)

Credit Suisse First Boston International
55,240,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	(1,732,566)

Credit Suisse International
7,986,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	19,587

5,195,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	26,363

Deutsche Bank AG
54,861,045	8/2/22	3 month USD-LIBOR-BBA	5.7756%	3,248,468

61,565,504	8/2/32	5.86%	3 month USD-LIBOR-BBA	(5,202,366)

Goldman Sachs Capital Markets, L.P.
5,322,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(247,138)

16,030,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(243,054)

54,861,045	8/12/22	3 month USD-LIBOR-BBA	5.601%	2,207,378

61,565,504	8/12/32	5.689%	3 month USD-LIBOR-BBA	(3,702,796)

Goldman Sachs International
5,329,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(76,172)

19,660,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	(18,910)

61,798,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	32,113

JPMorgan Chase Bank, N.A.
55,400,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	814,989

104,300,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	3,035,244

200,400,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	818,092

15,425,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(511,690)

80,000,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(3,749,678)

5,510,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	230,515

22,120,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	649,450

86,260,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(17,037)

62,040,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	132,362

58,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	(1,290,365)

23,040,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	(38,282)

72,402,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	26,386

5,733,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(66,285)

156,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	154,536

41,147,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(630,146)

Lehman Brothers International (Europe)
61,010,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(179,024)

24,523,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	357,311

246,914,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(8,111,297)

295,943,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(4,918,942)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/06 continued

		Payments		Payments	Unrealized
Swap counterparty /	Termination	made by		received by	appreciation/
Notional amount	date	fund per annum		fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$ 24,523,000	10/23/16	5.325%		3 month USD-LIBOR-BBA	$ (352,638)

61,010,000	10/23/08	3 month USD-LIBOR-BBA		5.26%	184,583

123,000,000	9/29/13	5.0555%		3 month USD-LIBOR-BBA	219,661

183,930,000	9/8/16	5.3275%		3 month USD-LIBOR-BBA	(2,644,594)

27,294,000	8/3/36	3 month USD-LIBOR-BBA		5.67%	1,674,521

223,430,000	8/3/08	3 month USD-LIBOR-BBA		5.425%	1,021,602

Merrill Lynch Capital Services, Inc.
53,317,584	8/13/12	4.94%		3 month USD-LIBOR-BBA	385,914

54,861,045	8/12/22	3 month USD-LIBOR-BBA		5.601%	2,207,378

Morgan Stanley Capital Services, Inc.
28,000,000	10/2/10	6.94%		3 month USD-LIBOR-BBA	(1,918,681)

Total					$(16,341,001)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
L-3 Communications
Corp. 7 5/8%, 6/15/12	$—	$ 990,000	9/20/11	(111 bp)	$ (9,034)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	400,000	6/20/11	(101 bp)	(2,599)

Waste Management,
7.375%, 8/1/10	—	1,400,000	9/20/12	64 bp	18,181

Deutsche Bank AG
DJ CDX NA IG Series 7	(2)	4,834,000	12/20/13	(50 bp)	(16,989)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	4,834,000	12/20/13	55 bp	27,872

France Telecom, 7.25%,
1/28/13	—	2,375,000	6/20/16	70 bp	16,261

Goldman Sachs Capital Markets, L.P.
Noble Energy, Inc., 8%, 4/1/27	—	1,590,000	6/20/13	60 bp	(2,687)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	11,022,000	(a)	2.461%	956,100

DJ CDX NA IG Series 6 Index	—	8,186,000	6/20/13	(50 bp)	(33,217)

DJ CDX NA IG Series 6
Index 7-10% tranche	—	8,186,000	6/20/13	55 bp	68,285

DJ CDX NA IG Series 7 Index	(13,603)	118,905,000	12/20/11	(40 bp)	(338,646)

DJ CDX NA IG Series 7 Index	(2)	8,060,000	12/20/13	(50 bp)	(28,127)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	8,060,000	12/20/13	56 bp	51,020

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7 Index	4,458	7,515,000	12/20/13	(50 bp)	(21,279)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	7,515,000	12/20/13	54.37 bp	39,289

Hilton Hotels, 7 5/8%, 12/1/12	—	1,980,000	6/20/13	94 bp	(30,301)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7 Index	4,967	8,365,000	12/20/13	(50 bp)	(24,001)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—	8,365,000	12/20/13	53 bp	37,273

Total					$707,401

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/06

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation
Notional amount	date	fund per annum	or paid by fund

Citibank, N.A.
$21,290,000	11/1/06	7.5 bp plus	The spread	$ 35,065
		beginning	return of Lehman
		of period nominal	Brothers AAA
		spread of Lehman	8.5+ CMBS Index
		Brothers AAA	adjusted by
		8.5+ Commercial	modified
		Mortgage Backed	duration factor
Securities Index

Deutsche Bank AG London
21,290,000	11/1/06	5 bp plus	The spread	32,528
		nominal spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor

Goldman Sachs Capital Markets, L.P.
19,920,000	11/1/06	5 bp plus change	The spread	30,119
		in spread	return of Lehman
		of Lehman	Brothers AAA
		Brothers AAA	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Goldman Sachs International
4,951,000	9/15/11	678 bp (1 month	Ford Credit Auto	11,917
		USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

88,260,000	12/1/06	5 bp plus change	The spread	318,443
		in spread	return of Lehman
		of Lehman	Brothers Aaa
		Brothers Aaa	8.5+ CMBS Index
		8.5+ Commercial	adjusted by
		Mortgage Backed	modified
		Securities Index	duration factor
multiplied by
the modified
duration factor

Total				$428,072

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06

ASSETS

Investment in securities, at value, including $2,216,193 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,798,561,512)	$2,785,108,884
Affiliated issuers (identified cost $345,378,069) (Note 5)	345,378,069

Cash	845,910

Interest and other receivables	15,052,684

Receivable for shares of the fund sold	2,244,977

Receivable for securities sold	4,363,119

Receivable for sales of delayed delivery securities (Note 1)	465,285,246

Unrealized appreciation on open swap contracts (Note 1)	25,071,595

Receivable for variation margin (Note 1)	2,497,295

Premium paid on swap contracts (Note 1)	13,607

Total assets	3,645,861,386

LIABILITIES

Payable for securities purchased	2,520,947

Payable for purchases of delayed delivery secuirites (Note 1)	621,704,656

Payable for shares of the fund repurchased	4,890,636

Payable for compensation of Manager (Notes 2 and 5)	2,877,309

Payable for investor servicing and custodian fees (Note 2)	811,820

Payable for Trustee compensation and expenses (Note 2)	272,715

Payable for administrative services (Note 2)	6,384

Payable for distribution fees (Note 2)	462,248

Written options outstanding, at value (premiums received $11,916,354) (Notes 1 and 3)	8,226,285

Unrealized depreciation on open swap contracts (Note 1)	40,277,123

Premiums received on swap contracts (Note 1)	9,425

TBA sales commitments, at value (proceeds receivable $464,420,096) (Note 1)	466,352,849

Collateral on securities loaned, at value (Note 1)	2,293,000

Other accrued expenses	269,164

Total liabilities	1,150,974,561

Net assets	$2,494,886,825

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,624,652,751

Undistributed net investment income (Note 1)	27,876,185

Accumulated net realized loss on investments (Note 1)	(135,753,183)

Net unrealized depreciation of investments	(21,888,928)

Total — Representing net assets applicable to capital shares outstanding	$2,494,886,825

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($791,969,789 divided by 117,443,557 shares)	$6.74

Offering price per class A share (100/96.25 of $6.74)*	$7.00

Net asset value and offering price per class B share ($154,775,270 divided by 23,099,410 shares)**	$6.70

Net asset value and offering price per class C share ($21,736,352 divided by 3,235,160 shares)**	$6.72

Net asset value and redemption price per class M share ($331,996,797 divided by 49,804,470 shares)	$6.67

Offering price per class M share (100/96.75 of $6.67)***	$6.89

Net asset value, offering price and redemption price per class R share ($754,506 divided by 112,006 shares)	$6.74

Net asset value, offering price and redemption price per class Y share ($1,193,654,111 divided by 175,817,449 shares)	$6.79

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/06

INVESTMENT INCOME

Interest (including interest income of $20,160,311 from investments in affiliated issuers) (Note 5)	$126,151,219

Securities lending	5,165

Total investment income	126,156,384

EXPENSES

Compensation of Manager (Note 2)	13,097,303

Investor servicing fees (Note 2)	5,188,989

Custodian fees (Note 2)	406,144

Trustee compensation and expenses (Note 2)	102,701

Administrative services (Note 2)	63,444

Distribution fees — Class A (Note 2)	2,045,943

Distribution fees — Class B (Note 2)	1,904,155

Distribution fees — Class C (Note 2)	229,421

Distribution fees — Class M (Note 2)	1,874,867

Distribution fees — Class R (Note 2)	2,784

Other	541,616

Non-recurring costs (Notes 2 and 6)	30,634

Costs assumed by Manager (Notes 2 and 6)	(30,634)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(1,792,516)

Total expenses	23,664,851

Expense reduction (Note 2)	(392,873)

Net expenses	23,271,978

Net investment income	102,884,406

Net realized loss on investments (Notes 1 and 3)	(23,393,872)

Net realized gain on swap contracts (Note 1)	16,506,602

Net realized loss on futures contracts (Note 1)	(14,937,816)

Net realized loss on written options (Notes 1 and 3)	(533,522)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	32,384,500

Net gain on investments	10,025,892

Net increase in net assets resulting from operations	$112,910,298

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/06	10/31/05

Operations:
Net investment income	$ 102,884,406	$ 90,763,613

Net realized gain (loss) on investments	(22,358,608)	14,914,922

Net unrealized appreciation (depreciation) of investments	32,384,500	(77,358,436)

Net increase in net assets resulting from operations	112,910,298	28,320,099

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(34,927,122)	(28,598,706)

Class B	(6,728,554)	(6,366,448)

Class C	(809,346)	(615,427)

Class M	(15,462,715)	(14,120,044)

Class R	(23,009)	(9,087)

Class Y	(49,842,820)	(31,990,509)

Redemption fees (Note 1)	5,435	11,566

Decrease from capital share transactions (Note 4)	(88,538,159)	(143,764,508)

Total decrease in net assets	(83,415,992)	(197,133,064)

NET ASSETS

Beginning of year	2,578,302,817	2,775,435,881

End of year (including undistributed net investment income of $27,876,185 and $21,600,598, respectively)	$2,494,886,825	$2,578,302,817

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006	$6.73	.27(d,e)	.03	.30	(.29)	(.29)	—(f)	$6.74	4.53	$791,970	.95(d,e)	4.07(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.16)	.07	(.21)	(.21)	—(f)	6.73	1.05	872,931	.98(d)	3.42(d)	300.04(g)
October 31, 2004	6.69	.19(d)	.19	.38	(.20)	(.20)	—(f)	6.87	5.70	985,939	.99(d)	2.83(d)	441.06
October 31, 2003	6.59	.24	.11	.35	(.25)	(.25)	—	6.69	5.45	1,279,779.93		3.64	251.00(h)
October 31, 2002	6.69	.32	(.07)	.25	(.35)	(.35)	—	6.59	3.93	1,339,061.92		4.84	268.10(h)

CLASS B
October 31, 2006	$6.68	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	$6.70	3.92	$154,775	1.70(d,e)	3.37(d,e)	238.67(g)
October 31, 2005	6.82	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.68	.28	229,794	1.73(d)	2.64(d)	300.04(g)
October 31, 2004	6.65	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.82	4.79	323,527	1.74(d)	2.12(d)	441.06
October 31, 2003	6.55	.19	.11	.30	(.20)	(.20)	—	6.65	4.68	520,692	1.68	2.90	251.00(h)
October 31, 2002	6.65	.27	(.07)	.20	(.30)	(.30)	—	6.55	3.19	555,668	1.67	4.07	268.10(h)

CLASS C
October 31, 2006	$6.70	.22(d,e)	.04	.26	(.24)	(.24)	—(f)	$6.72	3.92	$21,736	1.70(d,e)	3.33(d,e)	238.67(g)
October 31, 2005	6.84	.18(d)	(.16)	.02	(.16)	(.16)	—(f)	6.70	.28	24,644	1.73(d)	2.66(d)	300.04(g)
October 31, 2004	6.67	.14(d)	.18	.32	(.15)	(.15)	—(f)	6.84	4.79	29,059	1.74(d)	2.10(d)	441.06
October 31, 2003	6.57	.20	.11	.31	(.21)	(.21)	—	6.67	4.70	42,946	1.68	2.88	251.00(h)
October 31, 2002	6.67	.26	(.06)	.20	(.30)	(.30)	—	6.57	3.18	39,017	1.67	4.04	268.10(h)

CLASS M
October 31, 2006	$6.66	.25(d,e)	.03	.28	(.27)	(.27)	—(f)	$6.67	4.38	$331,997	1.20(d,e)	3.85(d,e)	238.67(g)
October 31, 2005	6.80	.21(d)	(.15)	.06	(.20)	(.20)	—(f)	6.66	.84	420,886	1.23(d)	3.15(d)	300.04(g)
October 31, 2004	6.63	.17(d)	.18	.35	(.18)	(.18)	—(f)	6.80	5.40	556,725	1.24(d)	2.62(d)	441.06
October 31, 2003	6.54	.23	.10	.33	(.24)	(.24)	—	6.63	5.12	884,380	1.18	3.48	251.00(h)
October 31, 2002	6.64	.30	(.06)	.24	(.34)	(.34)	—	6.54	3.77	1,465,393	1.17	4.56	268.10(h)

CLASS R
October 31, 2006	$6.72	.25(d,e)	.04	.29	(.27)	(.27)	—(f)	$6.74	4.50	$755	1.20(d,e)	3.70(d,e)	238.67(g)
October 31, 2005	6.87	.23(d)	(.18)	.05	(.20)	(.20)	—(f)	6.72	0.72	400	1.23(d)	3.29(d)	300.04(g)
October 31, 2004	6.69	.18(d)	.18	.36	(.18)	(.18)	—(f)	6.87	5.47	62	1.24(d)	2.57(d)	441.06
October 31, 2003†	6.65	.18	.03	.21	(.17)	(.17)	—	6.69	3.14*	1	.92*	2.65*	251.00(h)

CLASS Y
October 31, 2006	$6.77	.29(d,e)	.03	.32	(.30)	(.30)	—(f)	$6.79	4.89	$1,193,654	.70(d,e)	4.30(d,e)	238.67(g)
October 31, 2005	6.91	.25(d)	(.16)	.09	(.23)	(.23)	—(f)	6.77	1.28	1,029,647	.73(d)	3.69(d)	300.04(g)
October 31, 2004	6.72	.21(d)	.19	.40	(.21)	(.21)	—(f)	6.91	6.06	880,124	.74(d)	3.01(d)	441.06
October 31, 2003	6.63	.26	.10	.36	(.27)	(.27)	—	6.72	5.50	712,232.68		3.82	251.00(h)
October 31, 2002	6.72	.33	(.06)	.27	(.36)	(.36)	—	6.63	4.26	530,302.67		5.03	268.10(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54/55

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	10/31/06	10/31/05	10/31/04

Class A	0.05%	0.03%	<0.01%

Class B	0.05	0.03	<0.01

Class C	0.05	0.03	<0.01

Class M	0.05	0.03	<0.01

Class R	0.05	0.03	<0.01

Class Y	0.05	0.03	<0.01

(e) Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities composed mainly of corporate bonds, government obligations and securitized fixed income securities, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006 a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under

“Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2006, the value of securities loaned amounted to $2,216,193. The fund received cash collateral of $2,293,000 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2006, the fund had a capital loss carryover of $120,753,811 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$81,110,898	October 31, 2008

9,580,324	October 31, 2009

15,454,954	October 31, 2013

14,607,635	October 31, 2014

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $11,184,747 to increase undistributed net investment income, with an increase to accumulated net realized loss of $11,184,747.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006, were as follows:

Unrealized appreciation	$ 16,216,605
Unrealized depreciation	(39,633,471)
———————————————
Net unrealized depreciation	(23,416,866)
Undistributed ordinary income	27,922,077
Capital loss carryforward	(120,753,811)
Cost for federal income tax purposes	$3,153,903,819

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2006, Putnam Management waived $665,285 of its management fee from the fund.

For the year ended October 31, 2006, Putnam Management has assumed $30,634 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2006, the fund incurred $5,595,133 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended October 31, 2006, the fund’s expenses were reduced by $392,873 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $735, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $56,060 and $4,638 from the sale of class A and class M shares, respectively, and received $301,918 and $1,832 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $12,883 and no monies on class A and class M redemptions, respectively

Note 3: Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $4,475,872,022 and $4,679,299,019, respectively. Purchases and sales of U.S. government securities aggregated $77,649,672 and $91,466,209, respectively.

Written option transactions during the year ended October 31, 2006, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 227,060,000	$ 8,781,546

Options opened	216,766,000	5,374,027
Options exercised	—	—
Options expired	—	—
Options closed	(126,230,000)	(2,239,219)

Written options outstanding
at end of year	$ 317,596,000	$11,916,354

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/06:
Shares sold	19,865,158	$ 132,603,695

Shares issued in connection with
reinvestment of distributions	4,497,838	29,973,325

	24,362,996	162,577,020

Shares repurchased	(36,688,023)	(244,947,539)

Net decrease	(12,325,027)	$ (82,370,519)

Year ended 10/31/05:
Shares sold	28,549,022	$ 195,259,865

Shares issued in connection with
reinvestment of distributions	3,607,625	24,625,810

	32,156,647	219,885,675

Shares repurchased	(45,988,258)	(314,498,488)

Net decrease	(13,831,611)	$ (94,612,813)

CLASS B	Shares	Amount

Year ended 10/31/06:
Shares sold	2,156,920	$ 14,310,483

Shares issued in connection with
reinvestment of distributions	885,021	5,865,049

	3,041,941	20,175,532

Shares repurchased	(14,321,590)	(94,952,140)

Net decrease	(11,279,649)	$ (74,776,608)

Year ended 10/31/05:
Shares sold	3,215,026	$ 21,861,360

Shares issued in connection with
reinvestment of distributions	810,070	5,496,954

	4,025,096	27,358,314

Shares repurchased	(17,067,474)	(115,938,880)

Net decrease	(13,042,378)	$ (88,580,566)

CLASS C	Shares	Amount

Year ended 10/31/06:
Shares sold	663,619	$ 4,427,282

Shares issued in connection with
reinvestment of distributions	99,094	658,308

	762,713	5,085,590

Shares repurchased	(1,203,882)	(8,025,360)

Net decrease	(441,169)	$(2,939,770)

Year ended 10/31/05:
Shares sold	672,677	$ 4,585,391

Shares issued in connection with
reinvestment of distributions	73,906	502,858

	746,583	5,088,249

Shares repurchased	(1,317,468)	(8,972,166)

Net decrease	(570,885)	$(3,883,917)

CLASS M	Shares	Amount

Year ended 10/31/06:
Shares sold	557,067	$ 3,683,868

Shares issued in connection with
reinvestment of distributions	79,585	524,809

	636,652	4,208,677

Shares repurchased	(14,063,029)	(92,858,510)

Net decrease	(13,426,377)	$(88,649,833)

Year ended 10/31/05:
Shares sold	1,021,945	$ 6,911,699

Shares issued in connection with
reinvestment of distributions	73,581	497,166

	1,095,526	7,408,865

Shares repurchased	(19,762,113)	(133,762,035)

Net decrease	(18,666,587)	$(126,353,170)

CLASS R	Shares	Amount

Year ended 10/31/06:
Shares sold	67,633	$ 450,278

Shares issued in connection with
reinvestment of distributions	3,460	23,009

	71,093	473,287

Shares repurchased	(18,614)	(123,847)

Net increase	52,479	$ 349,440

Year ended 10/31/05:
Shares sold	63,879	$ 436,963

Shares issued in connection with
reinvestment of distributions	1,331	9,087

	65,210	446,050

Shares repurchased	(14,732)	(100,565)

Net increase	50,478	$ 345,485

CLASS Y	Shares	Amount

Year ended 10/31/06:
Shares sold	58,853,385	$ 396,031,832

Shares issued in connection with
reinvestment of distributions	7,436,682	49,837,687

	66,290,067	445,869,519

Shares repurchased	(42,583,483)	(286,020,388)

Net increase	23,706,584	$ 159,849,131

Year ended 10/31/05:
Shares sold	58,704,093	$ 403,381,794

Shares issued in connection with
reinvestment of distributions	4,658,864	31,990,509

	63,362,957	435,372,303

Shares repurchased	(38,682,139)	(266,051,830)

Net increase	24,680,818	$ 169,320,473

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2006, management fees paid were reduced by $491,608 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $20,160,311 for the year ended October 31, 2006. During the year ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,435,177,991 and $1,356,713,603, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $635,623 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

Federal tax information

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization). Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal Executive	Vice President, Senior Associate Treasurer
Marketing Services	Officer, Associate Treasurer, and	and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
Putnam Fiduciary Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Michael T. Healy
Assistant Treasurer and Principal
Independent Registered Public	Accounting Officer
Accounting Firm
KPMG LLP	Beth S. Mazor
Vice President

Trustees	James P. Pappas
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter,
Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Francis J. McNamara, III
Paul L. Joskow	Vice President and Chief Legal Officer
Elizabeth T. Kennan
Kenneth R. Leibler	Charles A. Ruys de Perez
Robert E. Patterson	Vice President and Chief Compliance Officer
George Putnam, III
W. Thomas Stephens	Mark C. Trenchard
Richard B. Worley	Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN035 239290 12/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2006	$91,349*	$--	$4,680	$1,643
October 31, 2005	$53,351	$--	$4,141	$ -

* Includes fees of $23,869 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended October 31, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,323 and $4,141 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31,
2006	$ -	$ -	$ -	$ -
October
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006